UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

GTY TECHNOLOGY HOLDINGS INC.

(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

GTY TECHNOLOGY HOLDINGS INC.
800 Boylston Street, 16th Floor
Boston, MA 02199
To the Shareholders of GTY Technology Holdings Inc.:
You are cordially invited to attend the 2022 annual meeting of shareholders (the “Annual Meeting”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company,” “GTY,” “we,” “us” or “our”), to be held in a virtual-only format via live webcast at https://viewproxy.com/GTYH/2022/ on Tuesday, June 21, 2022 at 10:00 a.m. Eastern Daylight Time to consider and vote upon the following proposals:
1.
to elect Randolph L. Cowen and TJ Parass as Class I directors on our Board of Directors (our “Board”), each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.
to approve the Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan;

4.
to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement;

5.
to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

6.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR; “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022; “FOR” THE APPROVAL OF THE AMENDMENT TO GTY TECHNOLOGY HOLDINGS INC. AMENDED AND RESTATED 2019 OMNIBUS INCENTIVE PLAN; “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; AND “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF A VOTE ON EXECUTIVE COMPENSATION EVERY “THREE YEARS.”
Our Board has fixed the close of business on April 25, 2022 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.
Whether or not you plan to attend the Annual Meeting, your vote is important, and we encourage you to vote your shares promptly via the Internet or by telephone or mail. Instructions regarding these methods of voting are contained on the notice regarding the availability of proxy materials for the Annual Meeting.
By Order of the Board, /s/ TJ Parass Chief Executive Officer and President
This proxy statement is dated April 26, 2022
and is being distributed and made available with the form of proxy on or shortly after April 26, 2022.

IMPORTANT
Whether or not you expect to attend the Annual Meeting, you are respectfully requested by our Board to sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the final vote at the Annual Meeting or vote electronically at the Annual Meeting.
PLEASE NOTE:   If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction form.
Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting to be held on June 21, 2022:   The Notice of Annual Meeting of Shareholders, the accompanying proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at https://www.gtytechnology.com/about/investor-materials. You will need your assigned control number to vote your shares. Your control number can be found on your proxy card.
All dollar amounts are in U.S. dollars unless otherwise noted.

GTY TECHNOLOGY HOLDINGS INC.
800 Boylston Street, 16th Floor
Boston, MA 02199
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 21, 2022
To the Shareholders of GTY Technology Holdings Inc.:
NOTICE IS HEREBY GIVEN that the 2022 annual meeting of shareholders (the “Annual Meeting”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company” or “GTY”), will be held in a virtual-only format via live webcast at https://viewproxy.com/GTYH/2022/ on Tuesday, June 21, 2022 at 10:00 a.m. Eastern Daylight Time to consider and vote upon the following proposals:
1.
to elect Randolph L. Cowen and TJ Parass as Class I directors on our Board of Directors (our “Board”), each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.
to approve the Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan;

4.
to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement;

5.
to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

6.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Only shareholders of record of the Company as of the close of business on April 25, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. A list of these shareholders will be available for inspection at www.proxyvote.com before the meeting and at https://viewproxy.com/GTYH/2022/ during the meeting. Each share of common stock of the Company entitles the holder thereof to one vote.
Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, you will have your shares represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or by submitting your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction form. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our Board. You can change your voting instructions or revoke your proxy at any time prior to the final vote at the Annual Meeting by following the instructions included in the enclosed proxy statement and on the proxy card.
Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at https://www.gtytechnology.com/about/investor-materials. You will need your assigned control number to vote your shares. Your control number can be found on your proxy card. This notice, the proxy statement and the form of proxy card are being distributed and made available on or shortly after April 26, 2022.
By Order of the Board,
/s/ TJ Parass Chief Executive Officer and President

i

ii

GTY TECHNOLOGY HOLDINGS INC.
800 Boylston Street, 16th Floor
Boston, MA 02199
PROXY STATEMENT
2022 ANNUAL MEETING
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why did you send me this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the board of directors (our “Board”) of GTY Technology Holdings Inc., a Massachusetts corporation (the “Company,” “we,” “us,” and “our”), for use at the 2022 annual meeting (the “Annual Meeting”), to be held in a virtual-only format via live webcast at https://viewproxy.com/GTYH/2022/ on Tuesday, June 21, 2022 at 10:00 a.m. Eastern Daylight Time, or at any postponement or adjournment thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s shareholders on or about April 26, 2022.
What is included in these materials?
These materials include:
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this proxy statement for the Annual Meeting; and

•
the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 18, 2022, which includes the Company’s consolidated financial results for the years ended December 31, 2021 and 2020.

What proposals will be addressed at the Annual Meeting?
Shareholders will be asked to consider the following proposals at the Annual Meeting:
1.
to elect Randolph L. Cowen and TJ Parass as Class I directors on our Board, each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.
to approve the Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan;

4.
to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

5.
to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

6.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

How does the Board recommend that I vote?
Our Board unanimously recommends that shareholders vote “FOR” the Class I director nominees; “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022; “FOR” the approval of the Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan; “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and “FOR” the approval, on a non-binding advisory basis, of a vote on executive compensation every “three years.”

Who may vote at the Annual Meeting?
Shareholders who owned shares of common stock of the Company (“common stock”), par value $0.0001 per share, as of the close of business on April 25, 2022 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, there were 59,408,122 shares of common stock issued and outstanding.
How many votes must be present to hold the Annual Meeting?
Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote electronically, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On the Record Date, there were 59,408,122 issued and outstanding shares of common stock entitled to vote at the Annual Meeting. In order for us to conduct the Annual Meeting, the holders of a majority of the issued and outstanding shares of common stock entitled to vote as of the Record Date must be present virtually or by proxy at the Annual Meeting. This is referred to as a quorum. Consequently, 29,704,061 shares of common stock must be present virtually or by proxy at the Annual Meeting to constitute a quorum.
How many votes do I have?
Each share of common stock of the Company is entitled to one vote on each matter that comes before the Annual Meeting. Information about the shareholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
What is the difference between a shareholder of record and a beneficial owner of shares held in street name?
Shareholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form.”
What is the proxy card?
The proxy card enables you to appoint each of Jon C. Bourne, William D. Green and Harry L. You, one or all of whom will act as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Bourne, Mr. Green or Mr. You to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
If I am a shareholder of record of the Company’s shares, how do I vote?
There are four ways to vote:
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Electronically at the Time of the Annual Meeting.   If you are a shareholder of record, you may vote electronically at the Annual Meeting. The Company will provide an electronic ballot when you check in to the Annual Meeting at https://viewproxy.com/GTYH/2022/.

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By Mail.   You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

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By Telephone.   You may vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.

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By Internet.   You may vote over the Internet at www.proxyvote.com by following the instructions on the proxy card.

If I am a beneficial owner of shares held in street name, how do I vote?
There are four ways to vote:
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Electronically at the Time of the Annual Meeting.   If you are a beneficial owner of shares held in street name and you wish to vote electronically at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy. You will be required to submit the legal proxy electronically with your vote at https://viewproxy.com/GTYH/2022/.

•
By Mail.   You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•
By Telephone.   You may vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card.

•
By Internet.   You may vote over the Internet at www.proxyvote.com by following the instructions on the proxy card.

Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two (ratification of our independent registered public accounting firm).
Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals One (election of Class I directors), Three (approval of the GTY Technology Holdings Inc. Amendment to Amended and Restated 2019 Omnibus Incentive Plan), Four (approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers) and Five (approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers) are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.
What vote is required to elect directors?
If a quorum, consisting of a majority in interest of all stock issued and outstanding and entitled to vote at the Annual Meeting, is present at the Annual Meeting (virtually or by proxy), Proposal One (election of Class I directors) will be approved if the majority of votes properly cast at the Annual Meeting (with “abstentions” and “broker non-votes” not counted as votes cast) are cast “for” such nominee’s election. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
What vote is required to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm?
If a quorum is present at the Annual Meeting (virtually or by proxy), Proposal Two (ratification of our independent registered public accounting firm) will be approved with the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast and, therefore, will not have an effect on the outcome of the vote on the proposal. Because Proposal Two is considered a “routine” matter and brokerage firms will be entitled to vote your shares in their discretion if no voting instructions are timely received, there will be no broker non-votes with respect to this proposal.
What vote is required to approve the Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan?
If a quorum is present at the Annual Meeting (virtually or by proxy), Proposal Three (approval of the Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan) will be approved with the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
What vote is required to approve, on a non-binding advisory basis, of the compensation of the Company’s named executive officers?
If a quorum is present at the Annual Meeting (virtually or by proxy), Proposal Four (approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers) will be approved with the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
What vote is required to approve, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers?
If a quorum is present at the Annual Meeting (virtually or by proxy), Proposal Five (approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers) will be approved with the affirmative vote of a majority of the votes properly cast for the proposal. Because Proposal Five has three possible substantive responses (every three years, every two years or every one year), if none of the frequency alternatives receives the affirmative vote of a majority of the votes cast for the proposal, then we will consider shareholders to have approved the frequency selected by the holders of a plurality of the votes cast for the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or voting instruction form with a later date or by voting electronically at the Annual Meeting if you are a shareholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote electronically at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to Jon C. Bourne, Executive Vice President, General Counsel and Secretary, at GTY Technology Holdings Inc., 800 Boylston Street, 16th Floor, Boston, MA 02199, a written notice of revocation prior to the Annual Meeting. Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote electronically at the Annual Meeting, you must provide electronically at the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your shares will be voted “FOR” the Class I director nominees; “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022; “FOR” the approval of the Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan; “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and “FOR” the approval, on a non-binding advisory basis, of a vote on executive compensation every “three years.” In addition, if any other matter is properly presented at the Annual Meeting, then your proxyholders will vote your shares in respect of such matter in their discretion.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal or regulatory requirements.
Where do I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.
Who bears the cost of soliciting proxies?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies by telephone or by other means. Such directors and officers will not receive any special remuneration for these efforts.
Who can help answer my questions?
You can contact the Company with any questions about the Annual Meeting, the proposals described in this proxy statement or how to submit your proxy at:
GTY Technology Holdings Inc.
800 Boylston Street, 16th Floor
Boston, MA 02199
(877) 465-3200
Attn: Jon C. Bourne
Executive Vice President,
General Counsel and Secretary

2022 ANNUAL MEETING
We are furnishing this proxy statement to you as a shareholder of GTY Technology Holdings Inc. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, June 21, 2022, or any postponement or adjournment thereof.
Date, Time, Place and Purpose of the Annual Meeting
The Annual Meeting will be held in a virtual-only format via live webcast at https://viewproxy.com/GTYH/2022/ on Tuesday, June 21, 2022 at 10:00 a.m. Eastern Daylight Time. You are cordially invited to attend the Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:
1.
to elect Randolph L. Cowen and TJ Parass as Class I directors on our Board, each for a three-year term;

2.
to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.
to approve the GTY Technology Holdings Inc. Amendment to Amended and Restated 2019 Omnibus Incentive Plan;

4.
to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

5.
to approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

6.
such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Record Date, Voting and Quorum
Our Board fixed the close of business on April 25, 2022, as the Record Date for the determination of holders of issued and outstanding shares of common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 59,408,122 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote. The holders of 29,704,061 shares of common stock entitled to vote, present virtually or represented by proxy at the Annual Meeting, constitute a quorum.
Required Vote
If a quorum, consisting of a majority in interest of all stock issued and outstanding and entitled to vote at the Annual Meeting, is present at the Annual Meeting (virtually or by proxy), Proposal One (election of Class I directors) will be approved if the majority of votes properly cast at the Annual Meeting (with “abstentions” and “broker non-votes” not counted as votes cast) are cast “for” such nominee’s election. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
If a quorum is present at the Annual Meeting (virtually or by proxy), Proposal Two (ratification of our independent registered public accounting firm) will be approved with the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast and, therefore, will not have an effect on the outcome of the vote on the proposal. Because Proposal Two is considered a “routine” matter and brokerage firms will be entitled to vote your shares in their discretion if no voting instructions are timely received, there will be no broker non-votes with respect to this proposal.
If a quorum is present at the Annual Meeting (virtually or by proxy), Proposal Three (approval of the Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan) will be approved with the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
If a quorum is present at the Annual Meeting (virtually or by proxy), Proposal Four (approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers) will be approved with the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
If a quorum is present at the Annual Meeting (virtually or by proxy), Proposal Five (approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers) will be approved with the affirmative vote of a majority of the votes properly cast for the proposal. Because Proposal Five has three possible substantive responses (every three years, every two years or every one year), if none of the frequency alternatives receives the affirmative vote of a majority of the votes cast for the proposal, then we will consider shareholders to have approved the frequency selected by the holders of a plurality of the votes cast for the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
Voting
You can vote your shares at the Annual Meeting by proxy or electronically.
You can vote by proxy by having one or more individuals who will be at the Annual Meeting electronically vote your shares for you. These individuals are called “proxies,” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction form.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above and elsewhere in this proxy statement, you will designate Mr. Bourne, Mr. Green and Mr. You to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any postponement or adjournment of the Annual Meeting.
Alternatively, you can vote your shares electronically by attending the Annual Meeting. You will be provided with a ballot during the Annual Meeting to be held in a virtual-only format via live webcast at https://viewproxy.com/GTYH/2022/.
A special note for those who plan to attend the Annual Meeting and vote electronically: If your shares are held in the name of a broker, bank or other nominee, you must electronically submit a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote electronically at the Annual Meeting unless you obtain and submit a legal proxy from the record holder of your shares.
Our Board is asking for your proxy. Giving our Board your proxy means that you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or against a director nominee or a proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of the director nominee; “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022; “FOR” the approval of the Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan; “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; “FOR” the approval, on a non-binding advisory basis, of a vote on executive compensation every “three years,”; and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our Jon C. Bourne, our Executive Vice President, General Counsel and Secretary, at (877) 465-3200 or by sending a letter to GTY Technology Holdings Inc., 800 Boylston Street, 16th Floor, Boston, MA 02199.
Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by timely filing before the Annual Meeting with Jon C. Bourne, our Executive Vice President, General Counsel and Secretary, at GTY Technology Holdings Inc., 800 Boylston Street, 16th Floor, Boston, MA 02199, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares by attending the Annual Meeting and voting electronically. Simply attending the Annual Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Annual Meeting
Only holders of shares of common stock, their proxy holders and guests we invite may attend the Annual Meeting. If you wish to attend the Annual Meeting but you hold your shares through someone else, such as a broker, you must provide electronic proof of your ownership and identification with a photo for admission to the Annual Meeting. For example, you may provide an account statement showing that you beneficially owned shares of GTY Technology Holdings Inc. as of the Record Date as acceptable proof of ownership. In addition, you must electronically submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. If you need technical support at the Annual Meeting, please email virtualmeeting@viewproxy.com or call 866-612-8937. A replay of the Annual Meeting will not be available.
Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Annual Meeting. Proxies may be solicited by telephone or by other means of communication, separate and apart from these mailed proxy materials. Directors and officers will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents, however, for the cost of forwarding proxy materials to beneficial owners. The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own shares of common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our issued and outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
No Appraisal Rights
There are no appraisal rights pursuant to Section 13.02 of Chapter 156D of the Massachusetts Business Corporation Act with respect to any of the proposed corporate actions on which the shareholders are being asked to vote.
Other Business
We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting of Shareholders and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any postponement or adjournment of the Annual Meeting, we expect that shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.
Principal Offices
Our principal executive offices are located at 800 Boylston Street, 16th Floor, Boston, MA 02199. Our telephone number at such address is (877) 465-3200.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Directors and Executive Officers
Our current directors and executive officers are listed below. Bonfire Interactive Ltd. (“Bonfire”), CityBase, Inc. (“CityBase”), eCivis® Inc (“eCivis”), Open Counter Enterprises Inc. (“OpenCounter”), Questica® Software Inc., Questica USCDN Inc. and Questica Ltd. (collectively, “Questica”) and Sherpa Government Solutions LLC (“Sherpa”) are wholly owned subsidiaries, and principal business units, of the Company.
Name	Age	Title	Director Since	Class	Board Committees*
William D. Green	68	Chairman of the Board	2016	II	AC
Harry L. You	63	Vice Chairman	2016	II	—
Randolph L. Cowen	71	Director	2016	I	AC, CC
Joseph M. Tucci	74	Director	2016	II	CGNC
Charles E. Wert	77	Director	2016	III	AC, CC, CGNC
TJ Parass	50	Chief Executive Officer, President and Director	2020	I	—
John J. Curran	55	Chief Financial Officer	—	—	—
David Farrell	49	Chief Operating Officer Chief Executive Officer of Sherpa	—	—	—
James Ha	48	Chief Growth Officer	—	—	—
Justin Kerr	37	Chief Accounting Officer and Controller	—	—	—
Craig Ross	54	Chief Executive Officer of eCivis and Questica	—	—	—
Michael Duffy	43	Chief Executive Officer of CityBase	—	—	—
Joel Mahoney	45	Chief Executive Officer of OpenCounter	—	—	—
Omar Salaymeh	38	Chief Executive Officer of Bonfire	—	—	—
Jon Bourne	57	Executive Vice President, General Counsel and Secretary	—	—	—
Katerina Goros	49	Senior Vice President, Human Resources	—	—	—

*
AC=Audit Committee, CC=Compensation Committee, CGNC=Corporate Governance and Nominating Committee

William D. Green, 68, one of our founders, served as our Co-Chief Executive Officer and Co-Chairman from September 2016 to the consummation of the business combination in February 2019 and has served as a director since our inception in September 2016. He currently is our Chairman of the Board. Mr. Green was previously chief executive officer and chairman of the board of Accenture plc, or Accenture. Mr. Green was a director of Accenture from 2001 until 2013, and assumed the role of chairman in 2006. From 2004 through 2010, Mr. Green served as Accenture’s chief executive officer. Prior to serving as chief executive officer, Mr. Green was Accenture’s chief operating officer-client services with overall management responsibility for the company’s operating groups. In addition, he served as group chief executive of the Communications & High Tech operating group from 1999 to 2003. He was also group chief executive of the Resources operating group for two years. Earlier in his career, Mr. Green led the Manufacturing industry group and was managing director for Accenture’s business in the United States. Mr. Green has served as a director of S&P Global Inc. since 2011, a director of EMC Corporation, or EMC, since 2013, EMC’s independent lead director since February 2015 and a director of Inovalon Holdings, Inc. from August 2016 to November 2021. In addition, Mr. Green has served on the board of directors of Dell Technologies Inc., or Dell, since September 2016. Moreover, Mr. Green has served as chairman of the board of Accumen Inc., a healthcare testing services company, since May 2013, a director of Virtustream, Inc., a cloud computing company and subsidiary of EMC, since June 2016, a member of the advisory board of Pactera Technology International Ltd., an information technology (“IT”) consulting and outsourcing company, since September 2014, a member of the national board of Year Up, Inc., a non-profit offering a workforce development program for low income youth, since October 2013, and a trustee of Dean College, a private college located in Franklin, Massachusetts, since October 2004. Mr. Green was a director of Pivotal Software, Inc., a software and services company and subsidiary of EMC, from 2015 through Pivotal Software’s acquisition by VMware, Inc., or VMware, in 2019.
Mr. Green’s qualifications to serve on our Board his extensive experience operating a publicly listed technology company, his track record as chief executive officer of Accenture and his relationships within the technology sector.
Harry L. You, 63, has served as our Vice Chairman since the consummation of the business combination in February 2019, previously served as our Chief Financial Officer from the consummation of the business combination in February 2019 to August 31, 2019 and was our President from May 7, 2019 to May 20, 2019. Mr. You is one of our founders and prior to the business combination in February 2019 served as our President and Chief Financial Officer and a director since September 2016. From 2008 to 2016, Mr. You served as the executive vice president of EMC in the office of the chairman. Mr. You joined EMC in 2008 to oversee corporate strategy and new business development, which included mergers and acquisitions, joint ventures and venture capital activity. Mr. You served as a director of Korn/Ferry International, a global executive recruiting company, from 2004 to October 2016 and has been a trustee of the U.S. Olympic Committee Foundation since August 2016. Mr. You was chief executive officer of BearingPoint, Inc., a leading IT and management consultancy from 2005 to 2007. He also served as BearingPoint’s interim chief financial officer from 2005 to 2006. From 2004 to 2005, Mr. You served as executive vice president and chief financial officer of Oracle Corporation (NYSE: ORCL), or Oracle, helping begin Oracle’s acquisition run with the takeovers of Peoplesoft, Inc. and Retek Inc. in 2005, and was also a member of the board of directors of Oracle Japan. From 2001 to 2004, Mr. You served as chief financial officer of Accenture. Mr. You also previously spent fourteen years on Wall Street, including serving as a managing director in the Investment Banking Division of Morgan Stanley, where he headed the Computer and Business Services Group. Mr. You is also on the board of directors of each of Rush Street Interactive, Inc., Broadcom Inc., Coupang, Inc., Genius Sports, Ltd., IonQ, and dMY Technology Group, Inc. IV. Mr. You holds an M.A. in Economics from Yale University and a B.A. in Economics from Harvard College.
Mr. You’s qualifications to serve on our Board include his extensive and varied deal experience throughout his career, including his experience structuring Dell’s acquisition of EMC as EMC’s executive vice president, and his relationships within the technology sector.
Randolph L. Cowen, 71, has served as a director since the completion of our initial public offering in 2016. Mr. Cowen has served as a director of Solace Corporation since November 2017. Mr. Cowen served as a director of EMC from January 2009 to September 2016, and as a director of Pivotal Software, Inc. from April 2013 to September 2016. Mr. Cowen served as the global head of technology and operations (2004-2008) and as the co-chief administrative officer (2007-2008) at Goldman Sachs Group, Inc., where he had worked since 1982. From 2001 to 2007, Mr. Cowen served as the chief information officer of Goldman Sachs Group, Inc. Mr. Cowen holds a bachelor’s degree in history with a minor in mathematics from Michigan State University.
Mr. Cowen’s qualifications to serve on our Board include his leadership experience and experience managing information technology at Goldman Sachs.
Joseph M. Tucci, 74, one of our founders, served as our Co-Chief Executive Officer and Co-Chairman from September 2016 to the consummation of the business combination in February 2019 and has served as a director since our inception in September 2016. Mr. Tucci was chief executive officer, chairman of the board of directors and president of EMC from 2001, 2006 and 2014, respectively, until September 2016 when Dell acquired EMC. At that time, Mr. Tucci became an advisor to Dell’s founder, Michael Dell, and its board of directors. Before joining EMC, Mr. Tucci served as chairman and chief executive officer from 1993 to 1999 of Wang Laboratories, Inc. Mr. Tucci served as chairman of the board of directors of VMware from 2007 to 2016, as a member of the board of directors of Paychex, Inc. (Nasdaq: PAYX) since 2000 and as a member of the board of directors of Motorola Solutions, Inc. since 2017. From 2001 to 2016, Mr. Tucci served as one of 150 chief executive officer members of The Business Roundtable and chaired its Task Force on Education and the Workforce from 2002 to 2006. From 2001 to 2016, he was one of eight chief executive officers who steered The Technology CEO Council, the IT industry’s leading public policy advocacy organization. He is also a founding member of the strategic advisory board of Bridge Growth Partners, LLC, a private equity firm based in New York, and has been its chairman since October 2016. Mr. Tucci is a member of the Board of

Overseers of Columbia Business School, a member of the Board of Trustees of Northeastern University, an overseer of the Boston Symphony Orchestra and a member of the board of directors of the National Academy Foundation. Mr. Tucci holds a B.B.A. from Manhattan College and an M.S. in Business Policy from Columbia University.
Mr. Tucci’s qualifications to serve on our Board include his extensive executive leadership experience at EMC, his track record with complex mergers and acquisitions, his over 40 years in the technology industry and his relationships within the technology sector.
Charles E. Wert, 77, has served as a director since the completion of our initial public offering in 2016. From 2014 to 2016, Mr. Wert served as the vice chairman and as a director at Evercore Trust Company, N.A., or Evercore, which he formed and organized and was previously the president and chief executive officer from 2009 to 2014. Prior to joining Evercore, Mr. Wert served as an executive vice president and senior trust officer of U.S. Trust Company N.A. for over 20 years. Mr. Wert also founded United Mercantile Bank and Trust and served as its president and senior trust officer from 1982 until 1987. Mr. Wert is the principal of Fiduciary Resolutions, where he has been a fiduciary expert since June 2016, providing expert witness services and analysis as well as corporate governance advisory services for fiduciaries. Mr. Wert holds a bachelor’s degree in Business Administration and Finance from California State University at Los Angeles.
Mr. Wert’s qualifications to serve on our Board include his track record and leadership experience at Evercore, U.S. Trust Company N.A. and United Mercantile Bank and Trust.
TJ Parass, 50, has served as our Chief Executive Officer and President since March 2020. Previously, Mr. Parass served as the Chief Executive Officer of Questica, a subsidiary of the Company, since he founded it in 1998. Prior to founding Questica, Mr. Parass was a software developer at Handling Specialty Manufacturing Ltd. and designed made-to-order software. Mr. Parass has a BS in Mechanical Engineering from Queen’s University.
Mr. Parass’ qualifications to serve on our Board include his track record as chief executive officer of Questica, his extensive experience in SaaS and software and his relationships within the technology sector.
John J. Curran, 55, has served as our Chief Financial Officer since August 31, 2019, and previously served as our Executive Vice President of Finance from July 29, 2019 to August 31, 2019. Mr. Curran joined the Company from Cognex Corporation (“Cognex”) where he was most recently the Chief Financial Officer and was responsible for the Finance, Treasury, Tax, Investor Relations, Legal, and Information Technology departments from September 2016 through May 2019. Prior to Cognex, Mr. Curran spent 21 years at EMC Corporation, most recently serving as Senior Vice President and Corporate Controller. Mr. Curran held leadership positions in corporate and international finance, and served as Interim Chief Financial Officer of Pivotal, Inc., a $200 million subsidiary of EMC focusing on cutting-edge software development methodologies, a modern cloud platform and analytics tools. Prior to joining EMC, Mr. Curran spent four years in the audit practice of Coopers & Lybrand, focusing on technology companies. Mr. Curran holds a Bachelor of Science degree in Accounting and an MBA from Babson College.
David Farrell, 49, has served as our Chief Operating Officer since March 2020. Additionally, Mr. Farrell has served as the Chief Executive Officer of Sherpa Government Solutions LLC, one of the Company’s subsidiaries, since he founded it in 2004. Previously, Mr. Farrell was a principal at American Management Systems Inc., a Virginia-based technology and management consulting firm. In 2010, Mr. Farrell co-founded Budgetec LLC, a software implementation company focusing on SAP software implementations, which was acquired by Optimal Solutions Integration Inc. in 2012. Mr. Farrell has a BA in Economics from Northwestern University and a Master’s Degree in Public Policy from the University of Chicago.
Justin Kerr, 37, has been our Chief Accounting Officer and Controller since May 7, 2019. Mr. Kerr previously served as Controller and Director of Finance of eCivis Inc., one of the Company’s subsidiaries, beginning in April 2018. From 2012 to 2018, Mr. Kerr was a Senior Manager of SEC Reporting and Senior Manager of Financial Planning & Analysis at Blackline, Inc, a provider of accounting cloud software. Mr. Kerr served as an Assurance Manager at Moss Adams LLP from 2006 to 2012. Mr. Kerr holds a B.A. in Accounting from Pepperdine University.

Craig Ross, 54, has served as Chief Executive Officer of eCivis since January 1, 2022, and as Chief Executive Officer of Questica since April 2020. Mr. Ross served as Chief Revenue Officer of the Company from April 2020 through December 31, 2021. Previously, Mr. Ross served in various senior leadership positions at Questica, including Chief Revenue Officer (September 2018 — April 2020), Vice President of Business Development (May 2017 — September 2018), Vice President of Sales (June 2014 — May 2017) and Director of Sales and Marketing (April 2012 — June 2014). Mr. Ross holds a Bachelor of Economics from Carlton University.
Michael Duffy, 43, has served as the Chief Executive Officer of CityBase since 2013. CityBase is a subsidiary of the Company. Mr. Duffy has extensive experience in behavioral economics, including as a Federal Reserve analyst at Northern Trust. Mr. Duffy is a graduate of the University of Chicago Booth School of Business.
James Ha, 48, has served as our Chief Growth Officer since January 1, 2022. Previously, he had served as the Chief Executive Officer of eCivis, a subsidiary of the Company since 2008 and was responsible for guiding eCivis’ strategic direction and overseeing all facets of its business operations. Over the past decade, Mr. Ha has thoughtfully combined innovative technology and collaborative strategies with public sector leaders and grant professionals to revolutionize grants management in the United States. Mr. Ha holds a bachelor’s degree in Information Technology from the University of Massachusetts and a Bachelors in Business Administration from Saint Leo University.
Joel Mahoney, 45, has served as the Chief Executive Officer of OpenCounter since 2013. OpenCounter is a subsidiary of the Company. Mr. Mahoney holds a Master of Arts from St. John’s College and a Bachelor of Arts from Bates College.
Omar Salaymeh, 38, has served as the Chief Executive Officer of Bonfire, a subsidiary of the Company, since April 19, 2021. Previously, Mr. Salaymeh was Chief Client and Product Officer of Bonfire (March 2020 — March 2021) and Director of Client Experience (June 2013 — March 2020), responsible for clients, product development and enhancing recurring revenue. Mr. Salaymeh holds a Bachelor of Applied Science in Mechanical Engineering from the University of Waterloo and is a licensed professional engineer in the Province of Ontario.
Jon Bourne, 57, has been our Executive Vice President and General Counsel since December 14, 2020 and Secretary since April 6, 2021. Previously, Mr. Bourne served as part-time Executive Vice President and General Counsel of Sherpa, a subsidiary of the Company (August 2018 — November 2020); part-time Growth Advisor for Blackstone Entrepreneurs Network, supporting entrepreneurial growth (January 2015 —  November 2020); and Managing Technology Counsel and Privacy Officer for ZOLL Data Systems, Inc., providing SaaS and other technology solutions to emergency medical services providers, fire departments and hospitals (December 2015 — November 2020). Mr. Bourne brings nearly 30 years of experience to the Company, including also as General Counsel of a public company and of private companies and Assistant Attorney General, advising about SaaS, software, intellectual property, privacy, information security, public-sector contracts, governance, corporate and securities matters, finance, employment and a broad array of other issues. Mr. Bourne holds a Juris Doctor from Washington University and a Bachelor of Journalism from the University of Missouri School of Journalism.
Katerina Goros, 49, has been our Senior Vice President, Human Resources since January 3, 2022. Previously, she had served as the Chief Human Resources Officer and Head of Business Transformation of Purefacts Financial Solutions Inc., where she was responsible for the development and execution of the company’s people and culture strategy and leading the global expansion of the business (2020-2021); Chief Human Resources Officer and Interim Chief Marketing Officer of FaithLife Financial, where she was responsible for leading the human resources’ function and creating the strategy for people and culture (2020); and in a variety of human resources, sales leadership and business transformation positions at Royal Bank of Canada (2006-2019). Ms. Goros holds a Master of Business Administration and Bachelor of Business Administration from Wilfrid Laurier University.
Corporate Governance
Number and Terms of Office of Officers and Directors
Our Board consists of six members, divided into three staggered classes of directors. At each annual meeting of shareholders, a class of directors is elected for a three-year term to succeed the same class whose term is then expiring, as follows: the Class I directors are Randolph Cowen and TJ Parass, and their terms will expire at the Annual Meeting; the Class II directors are Joseph M. Tucci and Harry L. You, and their terms will expire at the annual meeting of shareholders to be held in 2023; and the Class III directors are William D. Green and Charles E. Wert, and their terms will expire at the annual meeting of shareholders to be held in 2024.
Our bylaws provide that the number of directors shall be fixed by the Board, but in any event shall be no less than three. Each director’s term continues until the election and qualification of his successor, or his earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors.
Our officers are appointed by our Board and serve at the discretion of our Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate.
Director Independence
Nasdaq Stock Market (“Nasdaq”) listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Our Board has determined that Messrs. Cowen, Green, Tucci and Wert are “independent directors” as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of Nasdaq because:
•
they are not currently, and have not in the last three years been, employees of the Company;

•
neither they nor their family members have accepted compensation from the Company other than for their service on our Board;

•
their family members have not been Company employees in the last three years;

•
neither they nor their family members have been a partner, controlling shareholder or executive officer of any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investments;

•
none is, or has a family member who is, employed as an executive officer of another entity where at any time in the past three years any of the executive officers of the Company served on the compensation committee of such entity;

•
none is, or has a family member who is, a partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during the past three years; and

•
they are not affiliates of the Company.

Messrs. Parass and You are not independent because of their service as executive officers of the Company currently or in the past three years.
Leadership Structure and Risk Oversight
Currently, Mr. Parass is the Company’s President and Chief Executive Officer, and Messrs. Green and You are the Chairman and Vice Chairman, respectively, of our Board. The Board believes that having different individuals serving in the separate roles of Chief Executive Officer and Chairman and Vice Chairman of the Board is in the best interest of shareholders in the Company’s current circumstances because it reflects the Chief Executive Officer’s responsibility over management of the Company’s operations and the Chairman’s and Vice Chairman’s oversight of Board functions.

If our Board convenes for a meeting, the non-management directors meet in executive session if circumstances warrant. Additionally, independent directors have meetings at least twice a year at which only independent directors are present.
The Board’s oversight of risk is administered directly through the Board, as a whole, or through its audit committee. Various reports and presentations regarding risk management are delivered to the Board to identify and manage risk. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof, as well as any cybersecurity risks that are material to the Company’s business. Management furnishes information regarding risk to the Board as requested.
Committees of our Board
Our Board has established the following standing committees:
•
audit committee;

•
compensation committee; and

•
corporate governance and nominating committee.

Each of the committees reports to our Board. Members serve on these committees until their resignation or until otherwise determined by our Board.
The composition, duties and responsibilities of these committees are set forth below.
Audit Committee
Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee will:
•
appoint our independent registered public accounting firm;

•
evaluate the independent registered public accounting firm’s qualifications, independence and performance;

•
determine the engagement of the independent registered public accounting firm;

•
review and approve the scope of the annual audit and the audit fee;

•
discuss with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

•
approve the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•
monitor the rotation of partners of the independent registered public accounting firm on our engagement team in accordance with requirements established by the SEC;

•
be responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•
review our critical accounting policies and estimates; and

•
review the audit committee charter and the committee’s performance.

The members of the audit committee are Messrs. Cowen, Green and Wert, with Mr. Wert serving as the chair of the committee. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our Board has determined that all the members of the audit committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to audit committee membership. Mr. Wert qualifies as our “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee
Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. Among other matters, the compensation committee:
•
reviews and recommends corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers;

•
evaluates the performance of these officers in light of those goals and objectives and recommends to our Board the compensation of these officers based on such evaluations;

•
recommends to our Board the issuance of stock options and other awards under our stock plans; and

•
reviews and evaluates the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.

The members of our compensation committee are Messrs. Cowen and Wert, with Mr. Cowen serving as the chair of the committee. Each of the members of our compensation committee is independent under the applicable rules and regulations of Nasdaq, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
The compensation committee has the authority to select, retain and obtain the advice of compensation consultants. In the 2021 fiscal year, the compensation committee did not engage any compensation consultant.
Executive officers make recommendations to the compensation committee other than about their own compensation. The compensation committee may consider, but is not bound by, those recommendations. The processes and procedures for considering and determining executive and director compensation otherwise include, among others:
•
reviewing and establishing the overall management compensation and benefits philosophy and policies, plans and programs;

•
reviewing, evaluating and recommending compensation, including a mix of cash and equity compensation;

•
recommending, and assessing compliance with, stock ownership guidelines;

•
reviewing and establishing policies and procedures with respect to perquisites; and

•
reviewing incentive compensation arrangements to determine whether they encourage excessive risk taking.

Corporate Governance and Nominating Committee
Our corporate governance and nominating committee recommends candidates for directorships and oversees and makes recommendations about corporate governance practices and procedures. Among other matters, the corporate governance and nominating committee:
•
determines the qualifications, qualities, skills and other expertise required to be a director of the Company;

•
searches for, identifies, evaluates and selects, or recommends for selection by the Board, candidates to fill new positions or vacancies on the Board and reviews any candidates recommended by stockholders;

•
makes recommendations to the Board regarding the appointment of directors to serve as members of each committee and as the chairman of each committee;

•
reviews and recommends any adjustments to the structure and composition of the Board committees;

•
reviews and recommends to the Board tenure and retirement policies for independent directors;

•
reviews potential conflicts of interest of prospective and current directors;

•
oversees the Company’s corporate governance practices and procedures, including reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework;

•
monitors compliance with the Company’s code of business conduct and ethics and policy regarding insider trading;

•
oversees the Company’s goals, policies, procedures and disclosures related to environmental, social and governance matters; and

•
reviews and evaluates the performance of the corporate governance and nominating committee and its members, including compliance by the corporate governance and nominating committee with its charter, and oversees the evaluation of other committees and the Board.

The members of our corporate governance and nominating committee are Messrs. Tucci and Wert, with Mr. Wert serving as the chair of the committee.
Each of the members of our corporate governance and nominating committee is an independent director under the applicable rules and regulations of Nasdaq relating to corporate governance and nominating committee independence.
Attendance at Meetings
During fiscal year 2021:
•
our Board held 16 meetings;

•
our audit committee held five meetings;

•
our compensation committee held seven meetings; and

•
our corporate governance and nominating committee held one meeting.

Each of our incumbent directors attended or participated in at least 75% of the meetings of our Board and the respective committees of which he is a member held during the period such incumbent director was a director in fiscal year 2021.
We encourage all our directors to attend our annual meetings of shareholders. All directors attended the previous annual meeting of shareholders. This Annual Meeting will be our fifth annual meeting of shareholders.
Director Nominations
Our Board will consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to our Board must follow the procedures set forth in our bylaws.
We have formally established director selection criteria. In accordance with these criteria, the Board must consider the background, knowledge and experience of director nominees in identifying and evaluating them. Diversity is the first additional factor that the Board may consider, including gender, race, ethnicity and self-identification as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or two or more races or ethnicities, lesbian, gay, bisexual or transgender.
Other criteria the Board may take into account in selecting directors include industry, information technology, government, financial, human resources, risk management and public company experience and expertise, as well as reputation, judgement, integrity and consensus-building skills, the absence of any conflicts of interest and lack of any current other commitments that may be problematic.

Board Diversity
The following is a summary of certain statistical information regarding the self-identified gender and demographics of members of our Board, in accordance with Rule 5606 of Nasdaq Listing Rules:
Board Diversity Matrix (As of April 26, 2022)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	6	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Involvement in Certain Legal Proceedings
During the past ten years, no events occurred that are material to an evaluation of the ability or integrity of any director or executive officer, including bankruptcy or insolvency; criminal convictions or proceedings; orders or judgments enjoining or limiting them from engaging in certain activities; adverse findings by courts or the SEC; or adverse orders relating to violations of securities or commodities laws, certain laws governing financial institutions or insurance companies or certain wire fraud laws.
Hedging
Directors, officers and employees, as well as their family members and entities they control, may not engage in hedging or monetization transactions in the Company’s securities, regardless of how granted or whether held directly or indirectly. These transactions include financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and are expressly prohibited by our Policy Regarding Insider Trading and Dissemination of Inside Information.
Code of Ethics and Audit, Compensation and Corporate Governance and Nominating Committee Charters
We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to all of our directors, executive officers and employees and that complies with the rules and regulations of Nasdaq.
Copies of our Code of Ethics and our board committee charters are available on our website at www.gtytechnology.com/about/corporate-governance. The information contained on our website is not a part of this proxy statement and is not deemed incorporated by reference into this proxy statement or any other public filing made with the SEC.
If we make any amendments to our Code of Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver on our website.

Audit Committee Report
Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence.
Based upon such review and discussions, our audit committee recommended to our Board that the audited consolidated financial statements for the years ended December 31, 2021 and December 31, 2020 be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by:
Audit Committee of the Board of Directors
Charles E. Wert
Randolph L. Cowen
William D. Green
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our shares of common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file.
Based solely upon a review of these reports and representations from reporting persons for the year that ended on December 31, 2021, the Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act in respect of the Company’s equity securities other than the following report filed late due to an administrative error:
Name of Filer	Number of Reports Filed Late	Number of Transactions Not Reported on a Timely Basis
Justin Kerr	1	1
This transaction has been reported and the Company adjusted its internal controls to help avoid future administrative errors.
Procedures for Contacting Directors
Our Board has established a process for shareholders to send communications to our Board. Shareholders may communicate with our Board generally or a specific director at any time by writing to the Chairman of the Board, c/o GTY Technology Holdings Inc., 800 Boylston Street, 16th Floor, Boston, MA 02199. We review all messages received and forward any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the Chairman of the Board.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
The named executive officers for the year ended December 31, 2021 were:
•
TJ Parass, Chief Executive Officer and President

•
John J. Curran, Chief Financial Officer

•
David Farrell, Chief Operating Officer

Summary Compensation Table
The table below summarizes the compensation paid for the services rendered to the Company, in all capacities, by its named executive officers for the year ended December 31, 2021.
Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock awards ($)(2)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
TJ Parass(3) Chief Executive Officer and President	2021	$290,225.56	$55,937.50	$2,354,000					$2,700,163.06
	2020	$184,604	$79,509						$264,113
John J. Curran(4) Chief Financial Officer	2021	$370,000		$782,750					$1,152,750
	2020	$315,000		$1,118,336					$1,433,336
David Farrell(5) Chief Operating Officer	2021	$337,500	$1,917	$701,950					$1,041,367
	2020	$300,000	$300,000						$600,000

(1)
The amounts reported in this column relate to discretionary cash incentive payments and do not include restricted stock units or other equity compensation.

(2)
The amounts reported in this column for each named executive officer reflect the grant date fair value of time-based restricted stock units awarded to named executive officers calculated in accordance with FASB ASC Topic 718. See Note 3, “Summary of Significant Accounting Policies — Share-based Compensation” to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for the assumptions made in determining these values.

(3)
Mr. Parass became an Executive Vice President of the Company on February 19, 2019, continued to serve as Chief Executive Officer of Questica until March 30, 2020 and, on that date, was appointed Chief Executive Officer and President of the Company. The amounts reported through June 30, 2021 for Mr. Parass, a resident of Canada, are in U.S. dollars converted from Canadian dollars at a conversion rate of $0.78555 as of December 31, 2021 because such amounts were set forth in Canadian dollars in the Parass Employment Agreement. The amounts reported from July 1, 2021 through December 31, 2021 for Mr. Parass are in U.S. dollars that have not been converted because such amounts are set forth in U.S. dollars in the Amended and Restated Parass Agreement.

(4)
Mr. Curran voluntarily reduced his annual salary from $400,000 to $280,000 effective April 15, 2020, resulting in his total annual salary of $315,000 in 2020.

(5)
Mr. Farrell commenced employment with the Company on February 19, 2019 as an Executive Vice President of the Company and Chief Executive Officer of Sherpa and was appointed Chief Operating Officer of the Company on March 30, 2020. Mr. Farrell continues to serve as Chief Executive Officer of Sherpa.

Employment Arrangements with Named Executive Officers
The Company has entered into an employment arrangement with each of the named executive officers as summarized below.

TJ Parass Agreement
On September 12, 2018, the Company entered into a letter agreement with Mr. Parass, at that time Chief Executive Officer of Questica and, effective February 19, 2019, Executive Vice President of the Company (as amended, the “Parass Employment Agreement”).
Prior to his appointment as Chief Executive Officer and President of the Company on March 30, 2020, Mr. Parass received an annual base salary of CDN$235,000 and was eligible to receive an annual cash bonus equal to CDN$85,000, subject to the achievement of individual and Company performance goals. The Parass Employment Agreement also provided that Mr. Parass would receive an equity award as further described below under “Equity-Based Compensation Arrangements.”
Beginning on March 30, 2020, when Mr. Parass was appointed Chief Executive Officer and President of the Company, and continuing through June 30, 2021, Mr. Parass’ compensation did not change.
On July 1, 2021, the Company entered into an amended and restated letter agreement with Mr. Parass, which the Company assigned on that same date to Questica Software Inc., a Canadian subsidiary of the Company, his employer of record (the “Amended and Restated Parass Employment Agreement”). Pursuant to the Amended and Restated Parass Employment Agreement, Mr. Parass continues to serve as Chief Executive Officer and President of the Company for a term of two years, subject to extension by mutual agreement of the parties; receives an annual base salary of $400,000; is eligible to receive an annual cash bonus of up to 50% of his annual base salary, subject to the achievement of individual and Company performance goals; and received a lump-sum cash signing bonus of $55,937.50. The Amended and Restated Parass Employment Agreement further provides that Mr. Parass will receive equity awards as described below under “Equity-Based Compensation Arrangements.”
During the past fiscal year, the Company did not make a non-equity incentive plan award to Mr. Parass. The Company did not reprice or otherwise materially modify any of his outstanding equity awards or waive or modify any of his specified performance goals or targets for any non-equity incentive plan compensation. No item included in the “all other compensation” column of the summary compensation table exceeds $25,000 or 10% of the total in the category.
In connection with his employment, Mr. Parass entered into a Fair Competition Agreement with the Company on September 12, 2018, which agreement was amended and restated on July 1, 2021. It includes, among other provisions, confidentiality, intellectual property rights assignment, non-competition, non-solicitation of employees, and non-disparagement restrictions.
John Curran Agreement
On July 29, 2019, the Company entered into a letter agreement (as amended, the “Curran Employment Agreement”) with Mr. Curran, the Company’s Chief Financial Officer. Pursuant to the Curran Employment Agreement, Mr. Curran served as Chief Financial Officer for an annual base salary of $400,000 and was eligible to receive an annual cash bonus equal to 100% of his annual base salary, subject to the achievement of individual and Company performance goals. The Curran Employment Agreement also provided that Mr. Curran would receive an equity award in 2019 as described below under “Equity-Based Compensation Arrangements.” As noted above, Mr. Curran voluntarily reduced his annual base salary to $280,000 effective April 15, 2020.
On April 29, 2021, the Company entered into an amended and restated letter agreement with Mr. Curran (the “Amended and Restated Curran Employment Agreement”). Pursuant to the Amended and Restated Curran Employment Agreement, Mr. Curran continues to serve as Chief Financial Officer of the Company for an annual base salary of $400,000 and is eligible to receive an annual cash bonus of up to 50% of his annual base salary, subject to the achievement of individual and Company performance goals. The Amended and Restated Parass Employment Agreement further provides that Mr. Curran will receive equity awards as described below under “Equity-Based Compensation Arrangements.”
During the past fiscal year, the Company did not make a non-equity incentive plan award to Mr. Curran. The Company did not reprice or otherwise materially modify any of his outstanding equity awards or waive or modify any of his specified performance goals or targets for any non-equity incentive plan compensation. No item included in the “all other compensation” column of the summary compensation table exceeds $25,000 or 10% of the total in the category.
In connection with his employment, Mr. Curran entered into a Fair Competition Agreement with the Company on July 29, 2019, which agreement was amended and restated on April 29, 2021. It includes, among other provisions, confidentiality, intellectual property rights assignment, non-competition, non-solicitation of employees, and non-disparagement restrictions.
David Farrell Agreement
On September 12, 2018, the Company entered into a letter agreement with Mr. Farrell, at that time Chief Executive Officer of Sherpa and, effective February 19, 2019, Senior Vice President of the Company (the “Farrell Employment Agreement”).
Prior to his appointment as Chief Operating Officer of the Company on March 30, 2020, Mr. Farrell received an annual base salary of $300,000 and was eligible to receive an annual incentive bonus in a target amount to be determined in good faith by the parties. The Farrell Employment Agreement also provided that Mr. Farrell would receive an equity award under the Plan, as further described below under “Equity-Based Compensation Arrangements.”
Beginning on March 30, 2020, when Mr. Farrell was appointed Chief Operating Officer of the Company, and continuing through April 14, 2021, Mr. Farrell’s compensation did not change.
On April 15, 2021, the Company entered into an amended and restated letter agreement with Mr. Farrell (the “Amended and Restated Farrell Employment Agreement”). Pursuant to the Amended and Restated Farrell Employment Agreement, Mr. Farrell continues to serve as Chief Operating Officer of the Company and Chief Executive Officer of Sherpa; receives an annual base salary of $350,000; is eligible to receive an annual cash bonus of up to 50% of his annual base salary, subject to the achievement of individual and Company performance goals; and receives a lump-sum cash signing bonus of $1,917.17. The Amended and Restated Farrell Employment Agreement further provides that Mr. Farrell will receive equity awards under the Plan as further described below under “Equity-Based Compensation Arrangements.”
During the past fiscal year, the Company did not make a non-equity incentive plan award to Mr. Farrell. The Company did not reprice or otherwise materially modify any of his outstanding equity awards or waive or modify any of his specified performance goals or targets for any non-equity incentive plan compensation. No item included in the “all other compensation” column of the summary compensation table exceeds $25,000 or
In connection with his employment, Mr. Farrell entered into a Fair Competition Agreement with the Company on September 12, 2018, which agreement was amended and restated on April 15, 2021. It includes, among other provisions, confidentiality, intellectual property rights assignment, non-competition, non-solicitation of employees, and non-disparagement restrictions.
Equity-Based Compensation Arrangements
The Board and the Company’s shareholders adopted the GTY Technology Holdings Inc. 2019 Omnibus Incentive Plan effective February 14, 2019 in connection with the closing of the business combination (the “2019 Plan”). Subsequently, effective June 23, 2020, the Board and the Company’s shareholders adopted the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan, which amended and restated the 2019 Plan (the “Amended Plan”). The 2019 Plan, as amended from time to time, including by the Amended Plan (as so amended, the “Plan”) is intended to encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives, to give participants an incentive for excellence in individual performance, to promote teamwork among participants and to give the Company a significant advantage in attracting and retaining key employees, directors and consultants. The Company may grant stock options, stock appreciation rights, restricted shares, restricted stock units, performance-based awards, other stock-based awards, and cash-based awards under the Plan. In 2021, the Company issued equity awards pursuant to the Plan to its named executive officers, and they subsequently were issued or have the right to additional equity awards under their amended and restated employment agreements, as summarized below. As noted below under the heading “Proposal

Three — Approval of Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan”, we are asking shareholders to approve a further amendment to the Plan at the Annual Meeting.
TJ Parass
On October 30, 2019, Mr. Parass received an award under the Parass Employment Agreement of 140,000 time-based restricted stock units, of which 46,667 restricted stock units vested on each of October 30, 2019 and February 19, 2020 and 46,666 restricted stock units vested on February 19, 2021. All these restricted stock units were settled in an equivalent number of shares of the Company’s common stock on February 25, 2021.
Under the Amended and Restated Parass Employment Agreement, the Company also has granted the following restricted stock units, generally subject to Mr. Parass’ continued employment with the Company:
•
On August 26, 2021, 100,000 time-based restricted stock units, 75,000 of which vested on December 31, 2021 and will be settled in an equivalent number of shares of the Company’s common stock, and the remaining 25,000 of which will vest on December 31, 2022.

•
On August 26, 2021, 60,000 time-based restricted stock units vesting in three equal installments, 20,000 of which vested on February 19, 2022 and will be settled in an equivalent number of shares of the Company’s common stock, and the remaining 40,000 of which will vest in equal installments on February 19, 2023 and February 19, 2024.

•
On August 26, 2021, 100,000 time-based restricted stock units, 75,000 of which will vest on December 31, 2022 and the remaining 25,000 of which will vest on December 31, 2023.

•
On December 31, 2021, 70,000 performance-based restricted stock units, 9,963 of which were forfeited on February 10, 2022 because Mr. Parass did not achieve all performance goals established by the Board for the relevant performance period, 20,102 of which vested on February 19, 2022 as a result of the achievement of certain of such goals and will be settled in an equivalent number of shares of the Company’s common stock, and 40,205 of which will vest in substantially equal installments on February 19, 2023 and February 19, 2024 as a result of the achievement of certain of such goals.

•
On February 10, 2022, 36,342 time-based restricted stock units, all of which vested on February 19, 2022 and will be settled in an equivalent number of shares of the Company’s common stock, as Mr. Parass’ annual bonus for 2021, consistent with his waiver and consent to receive such bonus in cash, restricted stock units with a vesting period of no more than one year, or a combination of both.

Under the Amended and Restated Parass Employment Agreement, the Company further will grant the following restricted stock units, subject the approval of the compensation committee and to Mr. Parass’ continued employment with the Company:
•
On or before December 31, 2022, 60,000 time-based restricted stock units vesting in three equal installments on February 19, 2023, February 19, 2024 and February 19, 2025.

•
On or before December 31, 2022, 70,000 performance-based restricted stock units vesting in three substantially equal installments on February 19, 2023, February 19, 2024 and February 19, 2025 subject to the achievement of performance goals established by the Board.

•
On or before December 31, 2022, performance-based restricted stock units with a fair market value of $3,000,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in the following installments over three years subject to the achievement of performance goals established by the Board related to revenue and shareholder value: (i) 50% in 2023 (the “2023 LTI Vesting”), (ii) 25% in 2024 and (iii) 25% in 2025 (collectively, the “Parass Long-Term Incentive Grant”).

•
On or before December 31, 2023 and the end of each subsequent year, time-based restricted stock units with a fair market value of $300,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19 of each subsequent year.

•
On or before December 31, 2023 and the end of each subsequent year, performance-based restricted stock units with a fair market value of $350,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19 of each subsequent year subject to the achievement of performance goals established by the Board.
•
On or before December 31, 2024, a grant of performance-based restricted stock units with a fair market value of $2,000,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19, 2025, February 19, 2026 and February 19, 2027, subject to the achievement of performance goals established by the Board related to revenue and shareholder value.

John J. Curran
Before the Amended and Restated Curran Employment Agreement, the Company granted the following restricted stock units, generally subject to Mr. Curran’s continued employment with the Company:
•
On October 30, 2019, Mr. Curran received an award of 157,233 time-based restricted stock units under the Plan, vesting in equal installments on each of July 29, 2020 and July 29, 2021. On July 29, 2020, the first installment of these restricted stock units vested and was settled in an equivalent number of shares of the Company’s common stock. On July 29, 2021, the second installment of these restricted stock units vested and was settled on September 2, 2021 in an equivalent number of shares of the Company’s common stock.

•
On January 8, 2020, Mr. Curran was granted 22,778 time-based restricted stock units under the Plan, which vested on January 8, 2021 and were settled in an equivalent number of shares of the Company’s common stock on January 28, 2021.

•
On February 10, 2020, Mr. Curran was granted 166,667 time-based restricted stock units under the Plan, vesting in substantially equal installments on each of February 10, 2021, February 10, 2022, February 10, 2023 and February 10, 2024. On March 1, 2021, 41,667 restricted stock units that had vested on February 10, 2021 were settled in an equivalent number of shares of the Company’s common stock. The additional 41,667 restricted stock units that had vested on February 10, 2022 will be settled in an equivalent number of shares of the Company’s common stock.

In accordance with the Amended and Restated Curran Employment Agreement, the Company granted the following restricted stock units, generally subject to Mr. Curran’s continued employment with the Company:
•
On April 30, 2021, 70,000 time-based restricted stock units, 23,333 of which vested on December 31, 2021 and will be settled in an equivalent number of shares of the Company’s common stock, and the remaining 46,667 of which will vest on December 31, 2022.

•
On April 30, 2021, 30,000 time-based restricted stock units, 10,000 of which vested on February 19, 2022 and will be settled in an equivalent number of shares of the Company’s common stock, and the remaining 20,000 of which will vest in equal installments on February 19, 2023 and February 19, 2024.

•
On April 30, 2021, 55,000 performance-based restricted stock units, 7,828 of which were forfeited on February 10, 2022 because Mr. Curran did not achieve all performance goals established by the compensation committee for the relevant performance period, 15,724 of which vested on February 19, 2022 as a result of the achievement of certain of such goals and will be settled in an equivalent number of shares of the Company’s common stock, and 31,448 of which will vest in substantially equal installments on February 19, 2023 and February 19, 2024 as a result of the achievement of certain of such goals.

•
On February 10, 2022, 36,342 time-based restricted stock units, all of which vested on February 19, 2022 and will be settled in an equivalent number of shares of the Company’s common stock, as Mr. Curran’s annual bonus for 2021, consistent with his waiver and consent to receive such bonus in cash, restricted stock units with a vesting period of no more than one year, or a combination of both.

Under the Amended and Restated Curran Employment Agreement, the Company further will grant the following restricted stock units, subject the approval of the compensation committee and to Mr. Curran’s continued employment with the Company:
•
On or before December 31, 2022, 30,000 time-based restricted stock units vesting in three equal installments on February 19, 2023, February 19, 2024 and February 19, 2025.

•
On or before December 31, 2022, 55,000 performance-based restricted stock units vesting in three equal installments on February 19, 2023, February 19, 2024 and February 2025, subject to the achievement of performance goals established by the compensation committee.

•
On or before December 31, 2022, performance-based restricted stock units with a fair market value of $2,000,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19, 2023, February 19, 2024 and February 19, 2025, subject to the achievement of performance goals established by the compensation committee related to revenue and shareholder value (collectively, the “Curran 2022 Long-Term Incentive Grant”).

•
On or before December 31, 2023 and the end of each subsequent year, time-based restricted stock units with a fair market value of $150,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19 of each subsequent year.

•
On or before December 31, 2023 and the end of each subsequent year, performance-based restricted stock units with a fair market value of $275,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19 of each subsequent year subject to the achievement of performance goals established by the compensation committee.

•
On or before December 31, 2024, a grant of performance-based restricted stock units with a fair market value of $2,000,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19, 2025, February 19, 2026 and February 19, 2027, subject to the achievement of performance goals established by the compensation committee related to revenue and shareholder value.

David Farrell
Before the Amended and Restated Farrell Employment Agreement, the Company granted the following restricted stock units, generally subject to Mr. Farrell’s continued employment with the Company:
•
On February 19, 2019, Mr. Farrell was granted 250,000 time-based restricted stock units, which vested on February 19, 2022 and were settled on March 9, 2022, March 10, 2022 and March 11, 2022 for an equivalent number of shares of the Company’s common stock or cash.

•
On October 31, 2021, Mr. Farrell was granted 75,000 performance-based restricted stock units vesting on February 19, 2022, generally subject to Mr. Farrell’s satisfaction of certain performance criteria. On or about March 12, 2020, the compensation committee determined based on incorrect information presented to it that 25,000 of such performance-based restricted stock units had been forfeited because performance goals for 2019 had not been achieved. On February 19, 2022, the compensation committee, based on further information presented to it, retracted and rescinded that prior determination, made a new determination that performance goals had been achieved and, as a result, approved the vesting on February 19, 2022 of 82,500 performance-based restricted stock units, composed of 75,000 performance-based restricted stock units granted on October 31, 2019 and an additional 7,500 performance-based restricted stock units granted on February 19, 2022 for exceeding his performance goals, all of which were settled in an equivalent number of shares of the Company’s common stock on March 4, 2022.

In accordance with the Amended and Restated Farrell Employment Agreement, the Company granted the following restricted stock units, generally subject to Mr. Farrell’s continued employment with the Company:
•
On April 30, 2021, 54,000 time-based restricted stock units, all of which vested on January 1, 2022 and were settled on March 7, 2022 in an equivalent number of shares of the Company’s common stock.

•
On April 30, 2021, 30,000 time-based restricted stock units, 10,000 of which vested on February 19, 2022 and were settled on March 8, 2002, and the remaining 20,000 of which will vest in two equal installments on February 19, 2023 and February 19, 2024.

•
On April 30, 2021, 55,000 performance-based restricted stock units, 7,828 of which were forfeited on February 10, 2022 because Mr. Farrell did not achieve all performance goals established by the compensation committee for the relevant performance period, 15,724 of which vested on February 19, 2022 as a result of the achievement of certain of such goals and were settled in an equivalent number of shares of the Company’s common stock on March 8, 2022, and 31,448 of which will vest in substantially equal installments on February 19, 2023 and February 19, 2024 as a result of the achievement of certain of such goals.

•
On February 10, 2022, 31,799 time-based restricted stock units, all of which vested on February 19, 2022 and were settled in an equivalent number of shares of the Company’s common stock on March 8, 2022, as Mr. Farrell’s annual bonus for 2021, consistent with his waiver and consent to receive such bonus in cash, restricted stock units with a vesting period of no more than one year, or a combination of both.

Under the Amended and Restated Farrell Employment Agreement, the Company further will grant the following restricted stock units, subject the approval of the compensation committee and to Mr. Farrell’s continued employment with the Company:
•
On or before December 31, 2022, 30,000 time-based restricted stock units, vesting in three equal installments on February 19, 2023, February 19, 2024 and February 19, 2025.

•
On or before December 31, 2022, 55,000 performance-based restricted stock units vesting in three equal installments on February 19, 2023, February 19, 2024 and February 19, 2025, subject to the achievement of performance goals established by the compensation committee.

•
On or before December 31, 2022, performance-based restricted stock units with a Fair Market Value of $1,000,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19, 2023, February 19, 2024 and February 19, 2025, subject to the achievement of performance goals established by the compensation committee related to revenue and shareholder value.

•
On or before December 31, 2023 and the end of each subsequent year, time-based restricted stock units with a Fair Market Value of $150,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February19 of each subsequent year.

•
On or before December 31, 2023 and the end of each subsequent year, performance-based restricted stock units with a Fair Market Value of $275,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19 of each subsequent year subject to the achievement of performance goals established by the compensation committee.

•
On or before December 31, 2024, performance-based restricted stock units with a Fair Market Value of $1,000,000 on the date of grant, rounded up to avoid a grant of fractional shares, vesting in three equal installments on February 19, 2025, February 19, 2026 and February 19, 2027, subject to the achievement of performance goals established by the compensation committee related to revenue and shareholder value.

Outstanding Equity Awards at Fiscal Year-End
The table below shows outstanding equity awards held by each named executive officer as of December 31, 2021.
Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
TJ Parass Chief Executive Officer and President	—	—	—	—	—	330,000(1)	—	330,000(1)	—
John J. Curran Chief Financial Officer	—	—	—	—	—	280,000(2)	—	280,000(2)	—
David Farrell Chief Operating Officer	—	—	—	—	—	439,000(3)	—	439,000(3)	—

(1)
Restricted stock unit awards, generally subject to continued employment with the Company, vesting as follows: (i) 100,000 time-based restricted stock units, 75,000 of which vested on December 31, 2021 but were not yet settled as of that date, and 25,000 of which will vest on December 31, 2022; (ii) 60,000 time-based restricted stock units vesting in three equal installments, 20,000 of which vested on February 19, 2022 and 40,000 of which will vest in equal installments on February 19, 2023 and February 19, 2024; (iii) 100,000 time-based restricted stock units, 75,000 of which will vest on December 31, 2022 and 25,000 of which will vest on December 31, 2023; and (iv) 70,000 performance-based restricted stock units, 9,963 of which were forfeited on February 10, 2022 because Mr. Parass did not achieve all performance goals established by the Board for the relevant performance period, 20,102 of which vested on February 19, 2022 as a result of the achievement of certain of such goals and will be settled in an equivalent number of shares of the Company’s common stock, and 40,205 of which will vest in substantially equal installments on February 19, 2023 and February 19, 2024 as a result of the achievement of certain of such goals.

(2)
Restricted stock unit awards, generally subject to continued employment with the Company, vesting as follows: (i) 125,000 time-based restricted stock units, 41,667 of which vested on February 10, 2022, 41,667 of which will vest on February 10, 2023 and 41,666 of which will vest on February 10, 2024; (ii) 70,000 time-based restricted stock units, 23,333 of which vested on December 31, 2021 but were not yet settled as of that date, and the remaining 46,667 of which will vest on December 31, 2022; (iii) 30,000 time-based restricted stock units, 10,000 of which vested on February 19, 2022, and the remaining 20,000 of which will vest in equal installments on February 19, 2023 and February 19, 2024; and (iv) 55,000 performance-based restricted stock units, 7,828 of which were forfeited on February 10, 2022 because Mr. Curran did not achieve all performance goals established by the compensation committee for the relevant performance period, 15,724 of which vested on February 19, 2022 as a result of the achievement of certain of such goals and will be settled in an equivalent number of shares of the Company’s common stock, and 31,448 of which will vest in substantially equal installments on February 19, 2023 and February 19, 2024 as a result of the achievement of certain of such goals.

(3)
Restricted stock unit awards generally subject to continued employment with the Company, vesting as follows: (i) 50,000 performance-based restricted units, all of which vested on February 19, 2022 as a result of the achievement of performance goals, along with 25,000 performance-based restricted stock units previously deemed to have been deemed forfeited based on incorrect information and 7,500 performance-based restricted stock units for exceeding performance goals as further described above; (ii) 54,000 time-based restricted stock units, all of which vested on January 1, 2022; (iii) 30,000 time-based restricted stock units, 10,000 of which vested on February 19, 2022, and the remaining 20,000 of which will vest in two equal installments on February 19, 2023 and February 19, 2024; and (iv) 55,000 performance-based restricted stock units, 7,828 of which were forfeited on February 10, 2022 because Mr. Farrell did not achieve all performance goals established by the compensation committee for the relevant performance period, 15,724 of which vested on February 19, 2022 as a result of the achievement of certain of such goals and were settled in an equivalent number of shares of the Company’s common stock on March 8, 2022, and 31,448 of which will vest in substantially equal installments on February 19, 2023 and February 19, 2024 as a result of the achievement of certain of such goals.
Other Compensation
The Company maintains a medical plan in which named executive officers are eligible to participate. In the future, the Company may adopt other health and welfare plans or a retirement plan.
Potential Payments Upon Termination or Change in Control
Named executive officers are eligible for payments as described below following or in connection with their resignation, retirement or other termination, or a change in control or a change in the named executive officer’s responsibilities after a change in control.
TJ Parass
If Mr. Parass’ employment under the Amended and Restated Parass Employment Agreement were terminated by the Company without “cause”, he were to resign for “good reason” or his employment were not extended beyond a term of two years by the Company without “cause” or by him for “good reason”, then Mr. Parass would be entitled to receive (1) the greater of (a) an amount equal to 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable in equal installments over the 18 months after the termination date, or (b) the minimum amount of payment in lieu of notice and severance pay (if any) owed to him pursuant to Part XV of the Employment Standards Act, 2000, as it may be amended from time to time (the “ESA”), (2) continued participation in the Company’s health and welfare plans until the earlier of 18 months from the termination date and the date of Mr. Parass’ eligibility for another employer’s health and welfare plans, except that continued participation may not be less than the notice period required under Part XV of the ESA, (3) vacation pay which accrues during the notice period required by Part XV of the ESA and (4) the full vesting of any then unvested or partially vested equity awards, except that (i) equity awards referenced in the “Long-Term Incentive Plan” section above would vest only if and to the extent that they would have vested within six months following the date of termination by the Company without “cause” or resignation by Mr. Parass for “good reason” or his employment is not extended beyond a term of two years by the Company without “cause” or by him for “good reason” and (ii) if he were to resign from the Company without good reason within six months before the 2023 LTI Vesting, then 50% of the Parass 2022 Long-Term Incentive Grant will vest on the date on which his employment with GTY terminates as a result of such resignation (the “Parass Severance Compensation”). Mr. Parass must execute and not revoke a release of claims as a condition to receiving the Parass Severance Compensation.
John J. Curran
If Mr. Curran’s employment were terminated by the Company or Mr. Curran were to resign for “good reason” under the Amended and Restated Curran Employment Agreement, then Mr. Curran would be entitled to receive (i) an amount equal to 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable in equal installments over the 18 months after the termination date, (ii) reimbursement for Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) continuation payments until the earlier of 18 months from the termination date and the date of Mr. Curran’s eligibility for another employer’s health plan and (iii) the full vesting of any then unvested or partially vested equity awards, except that equity awards referenced in the “Long-Term Incentive Plan” section for Mr. Curran above would vest only if and to the extent that they would have vested within six months following the date of termination by the Company without “cause” or resignation by Mr. Curran for “good reason” (the “Curran Severance Compensation”). If Mr. Curran were to resign without “good reason” after December 31, 2021 and before April 29, 2022, then (a) 50% of the Curran 2022 Long-Term Incentive Grant would vest three months after the date on which his employment with the Company terminates as a result of such resignation (the “Separation Date”) and (b) 50% of the Curran 2022 Long-Term Incentive Grant would vest six months after the Separation Date (the “Alternative Severance Compensation”). Mr. Curran must execute and not revoke a release of claims as a condition to receiving the Curran Severance Compensation of the Alternative Severance Compensation.
David Farrell
If Mr. Farrell’s employment were terminated by the Company without “cause” or Mr. Farrell were to resign for “good reason” under the Amended and Restated Farrell Employment Agreement, then Mr. Farrell would be entitled to receive (i) an amount equal to 1.5 times his annual salary plus 1.5 times his then-current target annual cash bonus, payable in equal installments over the 18 months after the termination date, (ii) reimbursement for COBRA continuation payments until the earlier of 18 months from the termination date and the date of Mr. Farrell’s eligibility for another employer’s health plan and (iii) the full vesting of any then unvested or partially vested equity awards, except that equity awards referenced in the “Long-Term Incentive Plan” section for Mr. Farrell above would vest only if and to the extent that they would have vested within six months following the date of termination by the Company without “cause” or resignation by Mr. Farrell for “good reason” (the “Farrell Severance Compensation”). Mr. Farrell must execute and not revoke a release of claims as a condition to receiving the Farrell Severance Compensation.
Treatment of Equity Awards
Pursuant to the terms of the Plan and award agreements evidencing the equity awards, Messrs. Parass, Curran and Farrell also may receive certain benefits upon a change in control, as described above.
Director Compensation
The Company maintains a director compensation program. With respect to 2021, each director who was not a founder or an employee of the Company or a subsidiary received, for his services on our Board, an annual cash retainer equal to $40,000 and award of restricted stock units with a value of $130,000 on the date of grant. Directors are ineligible for meeting fees or other special fees or awards. The table below summarizes the compensation paid to each director for service on the Board for the year ended December 31, 2021:
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Randolph L. Cowen	$40,000	$130,000	—	—	—	—	$170,000
William D. Green(1)	—	—	—	—	—	—	—
Joseph M. Tucci(1)	—	—	—	—	—	—	—
Charles E. Wert	$40,000	$130,000	—	—	—	—	$170,000
Harry L. You(1)	—	—	—	—	—	—	—

(1)
Messrs. Green, Tucci and You did not receive compensation for their service as directors during 2021 because of their roles as founders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us at April 25, 2022 with respect to our common stock held by:
•
each person known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock;

•
each of our named executive officers and directors who beneficially own common stock; and

•
all our current executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner(2)	Shares(3)	Percent of Class
Harry L. You(3)(4)	6,567,175	10.6%
William D. Green(3)(5)	3,117,490	5.0%
Joseph M. Tucci(3)(5)	3,050,090	4.9%
TJ Parass	2,757,273	4.4%
David Farrell	646,859	1.1%
John J. Curran	361,800	*
Charles Wert	122,557	*
Randolph Cowen	68,559	*
All current executive officers and directors as a group (16 individuals)	18,948,448	26.9%
Five Percent Holders:
Andreas Bechtolsheim c/o Arista Networks Attn: Andreas Bechtolsheim 5453 Great America Parkway Santa Clara, CA 95054-3645	5,000,000	8.4%
Conifer Management, L.L.C.(6) Conifer Capital Management, LLC 9 West 57th Street, Suite 5000 New York, NY 10019-2701	5,876,987	9.9%
Terrapin Station LLC 118 Huntington Ave., Apt. 2102 Boston, MA 02116	3,517,084	5.9%

*
Less than 1%.

(1)
Pursuant to Rule 13d-3 under the Exchange Act, beneficial ownership includes shares as to which the individual or entity has or shares voting power or investment power, and any shares that the individual or entity has the right to acquire within 60 days, including through the exercise of any option, warrant or right. For each individual or entity that holds options, warrants or rights to acquire shares, the shares of common stock underlying those securities are treated as owned by that holder and as outstanding shares when that holder’s percentage ownership of common stock is calculated. That common stock is not treated as outstanding when the percentage ownership of any other holder is calculated.

(2)
This table is based on 59,408,122 shares of common stock issued and outstanding at April 25, 2022. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the business address of each of our shareholders is 800 Boylston Street, 16th Floor, Boston, MA 02199.
(3)
The interests shown reflect record or beneficial ownership of the shares of common stock underlying private placement warrants.

(4)
Includes 2,731,112 underlying private placement warrants; 3,424,211 shares purchased by Mr. You from the Harry You 2012 Irrevocable Trust; and 92,873 shares of common stock owned by Friends of GTY, LLC, of which Mr. You is the Managing Member. Mr. You disclaims beneficial ownership of shares owned by Friends of GTY, LLC.

(5)
Includes 2,731,111 underlying private placement warrants.

(6)
According to a Schedule 13G/A filed with the SEC on February 14, 2022, Conifer Management, L.L.C. has sole voting and dispositive power over 5,876,987 shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Background of the Business Combination
GTY Technology Holdings Inc., a blank check company incorporated in the Cayman Islands and our predecessor (“GTY Cayman”), was formed on August 11, 2016 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Our sponsor, GTY Investors, LLC (the “Sponsor”), provided our initial capital and administrative support. Until our business combination on February 19, 2019, we did not engage in any operations nor generate any revenue. We recognized an opportunity to replace costly legacy systems with scalable and efficient SaaS products. Our search led to our business combination on February 19, 2019 with Bonfire, CityBase, eCivis, OpenCounter, Questica and Sherpa.
Registration Rights for Founder Shares and Private Placement Warrants
In August 2016, the Sponsor purchased 8,625,000 shares of GTY Cayman’s Class B ordinary shares (“founder shares”) for $25,000, or $0.003 per share. On each of October 14 and October 26, 2016, GTY Cayman effected a share capitalization resulting in an aggregate of 11,500,000 and 13,800,000 founder shares outstanding, respectively. In October 2016, the Sponsor transferred 25,000 founder shares to each of GTY Cayman’s independent director nominees at the same per-share purchase price paid by the Sponsor. Immediately prior to the closing of the business combination on February 19, 2019, GTY Cayman entered into subscription agreements, dated as of various dates from January 9, 2019 through February 12, 2019, with certain institutional and accredited investors, pursuant to which the Sponsor surrendered 231,179 founder shares to GTY Cayman for cancellation at no cost to GTY Cayman. In addition, pursuant to a subscription agreement with an institutional investor entered into in connection with the business combination, on May 24, 2019, the Sponsor forfeited 9,465 shares of common stock to the Company for cancellation. The foregoing transfers of founder shares were made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to the so-called 4(a)(1)-1∕2 exemption. In accordance with GTY Cayman’s second amended and restated memorandum and articles of association, immediately prior to the consummation of the business combination on February 19, 2019, each founder share was converted, on a one-for-one basis, into a Class A ordinary share, following which each Class A ordinary share was then cancelled and exchanged for one share of the Company’s common stock. The holders of the founder shares and private placement warrants issued in connection with our formation are entitled to registration rights pursuant to the registration rights agreement entered into on October 26, 2016 in connection with the initial public offering. These holders are also entitled to certain demand and “piggyback” registration rights. The Company must bear the expenses incurred in connection with the filing of any such registration statements.
Employment of Spouse of Chief Operating Officer of the Company and Chief Executive Officer of Sherpa
Dawn Rippentrop, the spouse of David Farrell, the Chief Operating Officer of the Company and the Chief Executive Officer of Sherpa, is employed as the Chief Operating Officer of Sherpa. In that capacity, she received in 2020 a base salary equal to $150,000; a cash incentive bonus, including commissions, equal to $55,475; and 5,469 restricted stock units. In 2021, she received in that capacity a base salary equal to $154,125; a cash incentive bonus, including commissions, equal to $35,200; and 4,200 restricted stock units. All of the foregoing has been reviewed and approved by the audit committee in accordance with the policies and procedures described below.
Policies and Procedures for Related-Party Transactions
We have adopted written related-party transaction policies and procedures that set forth the policies and procedures for the review and approval or ratification of related-party transactions. Pursuant to the policies and procedures, a related-party transaction is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the aggregate amount of which involved will or may be expected to exceed $120,000 in any fiscal year , and in which any related party had, has or will have a direct or indirect material interest. Pursuant to the policies and procedures a related party means:
•
any person who is, or at any time during the applicable period was, an executive officer, director or nominee for director of the Company or one of its subsidiaries;

•
any shareholder owning more than five percent (5%) of our voting stock; and

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of an executive officer, director or nominee for director of the Company or any of its subsidiaries or a shareholder owning more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such officer, director, nominee for director or shareholder; and

The policies and procedures are designed to minimize potential conflicts of interest arising from any dealings the Company may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its audit committee charter, the audit committee has responsibility to review related party transactions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees for professional services provided by our independent registered public accounting firm, WithumSmith+Brown, PC, since the start of the year ended December 31, 2021 include:
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Audit Fees(1)	$663,321	$515,000
Audit-Related Fees(2)	$29,180	$52,110
Tax Fees(3)	$56,700	$37,500
All Other Fees(4)	0	0
Total	$749,201	$604,610

(1)
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-Related Fees.   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)
Tax Fees.   Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)
All Other Fees.   All other fees consist of fees billed for all other services.

Audit Committee Pre-Approval Policies and Procedures
Our audit committee has approved all the foregoing services. The audit committee is responsible for appointing, setting compensation and overseeing the work of the registered independent public accounting firm. In recognition of this responsibility, the audit committee must review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the registered independent public accounting firm as provided under the audit committee charter.

PROPOSAL ONE — ELECTION OF CLASS I DIRECTORS
Our restated articles of organization provide for a Board classified into three classes whose terms of office expire in successive years. Our Board now consists of six directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Executive Officers.”
Randolph L. Cowen and TJ Parass are nominated for election at this Annual Meeting as Class I directors for three-year terms, to serve on our Board in accordance with the restated articles of organization until the 2025 annual meeting of shareholders of the Company or until the ir successors are chosen and qualified.
Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of each of the nominees unless a nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe that either nominee will be unavailable or, if elected, will decline to serve.
Nominee Biographies
For biographies of the Class I director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Executive Officers.”
Required Vote
The election of the Class I directors will be approved if the majority of votes properly cast at the Annual Meeting (with “abstentions” and “broker non-votes” not counted as votes cast) are cast “for” them. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
Recommendation
Our Board recommends a vote “FOR” the election to our Board the above-mentioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking the shareholders to ratify our audit committee’s appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote.
WithumSmith+Brown, PC has audited our financial statements for the period from August 11, 2016 through December 31, 2021. A representative of WithumSmith+Brown, PC is expected to be present virtually at the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders. For a summary of fees paid or to be paid to WithumSmith+Brown, PC for services rendered in fiscal year 2021, please see “Principal Accountant Fees and Services.” Our audit committee has approved all such services. Our audit committee will pre-approve all future auditing services and permitted non-audit services to be performed for us by our independent registered public accounting firm, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).
Our audit committee has determined that the services provided by WithumSmith+Brown, PC are compatible with maintaining the independence of WithumSmith+Brown, PC as our independent registered public accounting firm.
Required Vote
Approval of Proposal Two (ratification of our independent registered public accounting firm) requires the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast and, therefore, will not have an effect on the outcome of the vote on the proposal. Because Proposal Two is considered a “routine” matter and brokerage firms will be entitled to vote your shares in their discretion if no voting instructions are timely received, there will be no broker non-votes with respect to this proposal.
Recommendation
Our Board recommends a vote “FOR” the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

PROPOSAL THREE — APPROVAL OF AMENDMENT TO GTY TECHNOLOGY HOLDINGS INC. AMENDED AND RESTATED 2019 OMNIBUS INCENTIVE PLAN
The Board and the Company’s shareholders adopted the GTY Technology Holdings Inc. 2019 Omnibus Incentive Plan effective February 14, 2019 in connection with the closing of the business combination (the “2019 Plan”). Subsequently, effective June 23, 2020, the Board and the Company’s shareholders adopted the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan, which amended and restated the 2019 Plan (the “Amended Plan”). We now are asking shareholders to approve a further amendment to the 2019 Plan in the form attached to this proxy statement as Annex A (the “Amendment”). Based on the recommendation of the compensation committee, our Board approved the Amendment on April 27, 2020. The Amendment will only become effective on June 21, 2022 if approved by the shareholders at the Annual Meeting.
Increase in Shares Reserved for Issuance
The Amended Plan provides a range of incentive tools and sufficient flexibility to permit the compensation committee to implement it in ways that will make the most effective use of the shares of common stock that the Company’s shareholders authorize for incentive purposes. As of April 25, 2022, 2,296,763 shares remained available for grant under the Amended Plan. Accordingly, and based on historic grant patterns, we believe that the remaining shares available for issuance under the Amended Plan are insufficient to support these objectives. Without an amendment to the Amended Plan to add additional shares, the Company will have limited ability to grant incentive equity awards going forward. In such event, our ability to attract and retain the talent necessary to drive our business will likely be negatively impacted. The Board has, therefore, determined that further increasing the shares of common stock reserved for issuance under the Amended Plan is necessary for the Company to continue to offer a competitive equity incentive program. As a result, the Board approved the Amendment, which increases by 5,000,000 the number of shares of common stock that may be issued pursuant to awards under the Amended Plan, subject to approval by our shareholders at the Annual Meeting. Shareholder approval of the Amendment would allow us to continue to attract and retain talented employees, consultants and directors with equity incentives. On April 25, 2022, the closing price of a share of our common stock reported on Nasdaq was $2.74. No other changes are made by the Amendment.
Description of Further Amended Plan
The following is a summary of the material features of the Amended Plan, as further amended by the Amendment (the “Further Amended Plan”). The summary is qualified in its entirety by reference to the complete text of the Amendment attached to this proxy statement as Annex A and, the Amended Plan attached as Annex A to our proxy statement filed with the SEC on April 29, 2020 and a marked version of the Further Amended Plan attached to this proxy statement as Annex B noting the proposed changes to the Amended Plan.
Purpose; Types of Awards.   The purpose of the Further Amended Plan is (i) to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) to give its participants an incentive for excellence in individual performance; (iii) to promote teamwork among its participants; and (iv) to give us a significant advantage in attracting and retaining key employees, directors, and consultants. To accomplish this purpose, the Further Amended Plan permits the granting of awards in the form of incentive stock options within the meaning of Section 422 of the Code, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance-based awards (including performance shares, performance units and performance bonus awards), and other stock-based or cash-based awards.
Shares Subject to the Further Amended Plan.   The Company has reserved 12,550,000 shares of common stock for issuance under the Further Amended Plan, which includes (i) 5,300,000 shares originally reserved under the 2019 Plan, (ii) an additional 2,250,000 shares added pursuant to the Amended Plan, and (iii) an additional 5,000,000 shares added pursuant to the Amendment. The number of shares of common stock issued or reserved pursuant to the Further Amended Plan will be adjusted by the plan administrator, as it deems appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in the common stock.

The Further Amended Plan limits compensation paid to each non-employee director, including cash fees and incentive equity awards (based on their grant-date fair value), to a maximum of $450,000 per fiscal year in respect of their service as non-employee directors. No more than 7,550,000 shares of common stock may be issued under the Further Amended Plan pursuant to options that are intended to be incentive stock options.
If an award granted under the Further Amended Plan is forfeited, canceled, settled, or otherwise terminated, the shares of the Company’s common stock underlying that award will again become available for issuance under the Further Amended Plan. However, none of the following shares of common stock will be available for issuance again under the Further Amended Plan: (i) shares withheld to pay withholding taxes, (ii) shares used to pay the exercise price of an option or SAR, (iii) shares subject to any exercised stock-settled SARs, or (iv) shares repurchased on the open market using exercise price proceeds. Any substitute awards shall not reduce the shares authorized for grant under the Further Amended Plan.
Administration of the Further Amended Plan.   The Further Amended Plan will be administered by the plan administrator, which will be comprised of the Board or a committee thereof designated by the Board. The plan administrator has the power to determine the terms of the awards granted under the Further Amended Plan, including the exercise price, the number of shares subject to each award, and the exercisability of the awards. The plan administrator also has the power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the Further Amended Plan.
Eligibility.   Participation in the Further Amended Plan will be open to employees, non-employee directors and consultants of the Company or its affiliates who have been selected as eligible recipients under the Further Amended Plan by the plan administrator. Awards of incentive stock options, however, will be limited to employees of the Company or certain of its affiliates. As of April 25, 2022, approximately 360 employees and five non-employee directors would potentially be eligible to receive awards under the Further Amended Plan.
Types of Awards.   The types of awards that may be made under the Further Amended Plan are described below. All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the plan administrator, subject to certain limitations provided in the Further Amended Plan.
Time-Based Awards.   We may grant awards, the vesting of which is conditioned on satisfaction of continued employment with, or service to, the Company.
Performance-Based Awards.   We may grant awards, the vesting of which is conditioned on satisfaction of certain performance criteria. Such performance-based awards may include performance-based restricted shares, restricted stock units or any other types of awards authorized under the Further Amended Plan.
Performance Goals.   If the plan administrator determines that the vesting of an award granted to a participant will be subject to the attainment of one or more performance goals, such performance goals may be based on any one or more of the following (or such other performance criteria as the plan administrator may determine): earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profit after tax; cash flow; revenue; net revenues; sales; days sales outstanding; scrap rates; income; net income; operating income; net operating income, operating margin; earnings; earnings per share; return on equity; return on investment; return on capital; return on assets; return on net assets; total stockholder return; economic profit; market share; appreciation in the fair market value, book value or other measure of value of the Company’s common stock; cost control; working capital; volume/production; new products; customer satisfaction; brand development; employee retention or employee turnover; employee satisfaction or engagement; environmental, health, or other safety goals; individual performance; strategic objective milestones; days inventory outstanding; or, as applicable, any combination of, or a specified increase or decrease in, any of the foregoing.
Restricted Stock.   A restricted stock award is an award of shares of common stock that vest in accordance with the terms and conditions established by the plan administrator and set forth in the applicable award agreement. The plan administrator will determine and set forth in the award agreement whether the participant will be entitled to vote the shares of restricted stock or receive dividends on such shares.

Restricted Stock Units.   A restricted stock unit is a right to receive shares of common stock (or their cash equivalent) at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit grant, the Company must deliver to the holder of the restricted stock unit unrestricted shares of common stock (or their cash equivalent).
Non-Qualified Stock Options.   A non-qualified stock option entitles the recipient to purchase shares of the Company’s common stock at a fixed exercise price, which purchase may be conditioned on vesting in accordance with terms and conditions established by the plan administrator and set forth in an applicable award agreement. The exercise price per share will be determined by the plan administrator, but such price will not be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant. Fair market value will generally be the closing price of a share of the Company’s common stock on Nasdaq on the date of grant. Non-qualified stock options under the Further Amended Plan generally must be exercised within ten years from the date of grant. A non-qualified stock option is an option that does not meet the qualifications of an incentive stock option as described below.
Incentive Stock Option.   An incentive stock option is a stock option that entitles the recipient to purchase shares of the Company’s common stock at a fixed exercise price and further meets the requirements of Section 422 of the Code. The recipient’s purchase of shares under an incentive stock option may be conditioned on vesting in accordance with terms and conditions established by the plan administrator and set forth in an applicable award agreement. Incentive stock options may be granted only to employees of the Company and certain of its affiliates. The exercise price per share of an incentive stock option must not be less than 100% of the fair market value of a share of the Company’s common stock on the date of grant, and the aggregate fair market value of shares underlying incentive stock options that are exercisable for the first time by a participant during any calendar year (based on the applicable exercise price) may not exceed $100,000. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant.
Stock Appreciation Rights.   A SAR entitles the holder to receive an amount equal to the difference between the fair market value of a share of the Company’s common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of the Company’s common stock on the grant date), multiplied by the number of shares of common stock subject to the SAR (as determined by the plan administrator).
Other Stock-Based Awards.   We may grant or sell to any participant unrestricted common stock, dividend equivalent rights and/or other awards denominated in or valued by reference to our common stock under the Further Amended Plan. A dividend equivalent is a right to receive payments, based on dividends with respect to shares of the Company’s common stock.
Other Cash-Based Awards.   We may grant cash awards under the Further Amended Plan, including cash awards as a bonus or based upon the attainment of certain performance goals.
Equitable Adjustments.   In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, extraordinary dividend, stock split or reverse stock split, combination or exchange of shares, or other change in corporate structure or payment of any other distribution, the maximum number and kind of shares of shares of the Company’s common stock reserved for issuance or with respect to which awards may be granted under the Further Amended Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind and exercise price of shares of the Company’s common stock covered by outstanding awards made under the Further Amended Plan, and in any other matters that relate to awards and that are affected by the changes in the shares referred to in this section.
Change in Control.   In the event of any change in control (as defined in the Further Amended Plan), the plan administrator will take any action as it deems appropriate and equitable to effectuate the purposes of the Further Amended Plan and to protect the participants who hold outstanding awards under the Further Amended Plan, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any award; provided, however, that any such substitution shall occur in accordance with the requirements of Section 409A of the Code; or (iv) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the change in control price or if the plan administrator determines that the award cannot reasonably become vested pursuant to its terms, such award shall terminate and be canceled without consideration.
Amendment and Termination.   The plan administrator may alter, amend, modify, or terminate the Further Amended Plan at any time, provided that the approval of our shareholders will be sought for any amendment to the Further Amended Plan that requires shareholder approval under the rules of the stock exchange(s) on which the Company’s common stock is then listed or in accordance with other applicable law, including, but not limited to, an increase in the number of shares of the Company’s common stock reserved for issuance, a reduction in the exercise price of options or other entitlements, an extension of the maximum term of any award, or an amendment that grants the plan administrator additional powers to amend the Further Amended Plan. In addition, no modification of an award will, without the prior written consent of the participant, adversely alter or impair any rights or obligations under any award already granted under the Further Amended Plan, unless the plan administrator expressly reserved the right to do so at the time of the award.
U.S. Federal Income Tax Consequences
The following discussion of certain relevant United States federal income tax effects applicable to certain awards granted under the Further Amended Plan is only a summary of certain of the United States federal income tax consequences applicable to United States residents under the Further Amended Plan, and reference is made to the Code for a complete statement of all relevant federal tax provisions. No consideration has been given to the effects of foreign, state, local and other laws (tax or other) on the Further Amended Plan or on a participant, which laws will vary depending upon the particular jurisdiction or jurisdictions involved. In particular, participants who are stationed outside the United States may be subject to foreign taxes as a result of the Further Amended Plan.
Non-Qualified Stock Options.   An optionee subject to United States federal income tax will generally not recognize taxable income for United States federal income tax purposes upon the grant or vesting of a non-qualified stock option. Rather, at the time of exercise of the non-qualified stock option, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in each case, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. If the shares acquired upon the exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee), depending upon the length of time such shares were held by the optionee.
Incentive Stock Options.   An optionee subject to United States federal income tax will generally not recognize taxable income for United States federal income tax purposes upon the grant or vesting of an incentive stock option (within the meaning of Section 422 of the Code) and the Company will not be entitled to a deduction at those times. If the incentive stock option is exercised during employment or within 90 days following the termination thereof (or within one year following termination, in the case of a termination of employment due to death or disability, as such term is defined in the Further Amended Plan), the optionee will not recognize any income and the Company will not be entitled to a deduction at the time of exercise. The excess of the fair market value of the shares on the exercise date over the exercise price, however, is includible in computing the optionee’s alternative minimum taxable income.
Generally, if an optionee disposes of shares acquired by exercising an incentive stock option either within two years after the date of grant or one year after the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the sale price, if lower) over the exercise price. The balance of any gain or loss will generally be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two-year and one-year periods described above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.
SARs.   A participant subject to United States federal income tax who is granted a SAR will not recognize ordinary income for United States federal income tax purposes upon receipt or vesting of the SAR. At the time of exercise, however, the participant will recognize ordinary income equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company will not be entitled to a deduction upon the grant or vesting of a SAR, but generally will be entitled to a deduction for the amount of income the participant recognizes upon the participant’s exercise of the SAR. The participant’s tax basis in any shares received will be the fair market value on the date of exercise and, if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of the shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock.   Except as described in the following paragraph, a participant subject to United States federal income tax generally will not be taxed upon the grant of a restricted stock award, but rather will recognize ordinary income for United States federal income tax purposes in an amount equal to the fair market value of the shares at the time the restricted stock vests. The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal his or her fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income).
Under Section 83(b) of the Code, a participant may elect instead to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are unvested at that time. If such an election is made, no additional taxable income will be recognized by such participant at the time of vesting, the participant will have a tax basis in the restricted shares equal to their fair market value on the date of grant of the award, and the participant’s holding period for capital gains purposes will begin on such date of grant. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.
Restricted Stock Units.   A participant subject to United States federal income tax who is granted a restricted stock unit will not recognize ordinary income for United States federal income tax purposes upon the receipt of the restricted stock unit, but rather will recognize ordinary income in an amount equal to the fair market value of the shares (or value of the cash paid) at the time of payment, and the Company will have a corresponding deduction at that time.
Other Stock-Based and Other Cash-Based Awards.   In the case of other stock-based and other cash-based awards, depending on the form of the award, a participant subject to United States federal income tax will generally not be taxed upon the grant of such an award, but, rather, will generally recognize ordinary income for United States federal income tax purposes when such an award vests or otherwise is free of restrictions. In any event, the Company will be entitled to a deduction at the time when, and in the amount that, a participant recognizes ordinary income.
Section 409A
Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Plan and awards granted under the Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company’s Deductions
Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.
New Plan Benefits
Awards under the Further Amended Plan will be granted in amounts and to individuals as determined by the administrator in its sole discretion. Therefore, the benefits or amounts that will be received by employees, directors and consultants under the Further Amended Plan are not determinable at this time.
Required Vote
Approval of Proposal Three (approval of the Amendment to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan) requires the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
Recommendation
Our Board recommends a vote “FOR” the approval of the Amendment to the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan.
Equity Compensation Plan Information
This table sets forth certain information, as of December 31, 2021, concerning the shares of the Company’s common stock authorized for issuance under the Amended Plan.
	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted- average exercise price of outstanding options, warrants and rights (b) ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (#)
Equity compensation plans approved by security holders(2)	3,991,727	$2.28	1,484,716(3)
Equity compensation plans not approved by security holders(4)	—	—	—
Total	3,991,727	$2.28	1,484,716

(1)
Reflects the weighted average exercise price of outstanding stock options. Outstanding restricted stock units are not included, as such awards do not have an exercise price.

(2)
Includes 240,421 outstanding stock options and 3,751,306 restricted stock units under the Amended Plan.

(3)
Includes shares remaining available for issuance under the Amended Plan.

(4)
There are no equity compensation plans in place that were not approved by our shareholders.

PROPOSAL FOUR — NON-BINDING ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
Pursuant to Section 951 of the Dodd — Frank Wall Street Reform and Consumer Protection Act of 2010, the Company’s shareholders are being asked to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers disclosed in this proxy statement in accordance with SEC rules. This is commonly referred to as a “say-on-pay” vote, as it gives the shareholders the opportunity to communicate to the compensation committee and the Board their views on the compensation of the Company’s named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the compensation policies and practices described in this proxy statement.
The “say-on-pay” vote is advisory only and therefore is not binding on the Company, the compensation committee, or the Board, and will not be construed as overruling a decision by, or creating or implying any fiduciary duty for, the Company, the compensation committee, or the Board. Although the vote is non-binding, each of the compensation committee, which is responsible generally for designing and administering the Company’s executive compensation program, and the Board values the opinions expressed by shareholders in their vote on this proposal and will review the voting results, seek to determine the reasons for such results, and take such feedback into consideration when making future compensation decisions for the Company’s executive officers.
Compensation of Named Executive Officers
For the compensation of the Company’s named executive officers, including the compensation tables and narrative discussion that accompanies the compensation tables, please see the section entitled “Executive Officer and Director Compensation.”
Proposed Resolution
In light of the foregoing, the Board recommends that you vote in favor of the following resolution at the Annual Meeting:
RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the Annual Meeting pursuant to the executive compensation disclosure rules of the SEC, which proxy statement includes the compensation tables and the narrative discussion that accompanies the compensation tables.
Required Vote
Approval of Proposal Four (approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers) requires the affirmative vote of a majority of the votes properly cast for the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
Recommendation
Our Board recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

PROPOSAL FIVE — NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
In addition to the advisory approval of our executive compensation program, we are also seeking a non-binding determination from our shareholders as to the frequency with which shareholders will have an opportunity to provide an advisory vote with respect to the compensation of our executive officers. Shareholders have the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, we recommend that our shareholders select a frequency of say-on-pay vote every three years, or a triennial vote.
The structure and terms of our executive compensation program are designed to balance the Company’s financial resources, while also supporting long-term value creation. We believe that a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. One of the key objectives of our executive compensation program is to attempt to ensure that management’s interests are aligned with our shareholders’ interests over the long term.
The Company believes that a triennial vote will provide us with the time to thoughtfully respond to shareholders’ sentiments and implement any necessary changes. We, therefore, believe that a triennial vote is an appropriate frequency to provide management and our compensation committee sufficient time to consider shareholders’ input and to implement any appropriate changes to our executive compensation program.
Regardless of the outcome of the say-on-frequency vote, we intend to continue to consider input from our shareholders during the period between shareholder votes. We seek and are open to input from our shareholders regarding Board and governance matters, as well as our executive compensation program, and have made attempts to ensure there are avenues for our shareholders to submit comments to the Company. We believe our shareholders’ ability to contact us to express specific views on executive compensation reduces the need for and value of more frequent advisory votes on executive compensation.
Required Vote
Approval of Proposal Five (approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers) requires the affirmative vote of a majority of the votes properly cast for the proposal. Because Proposal Five has three possible substantive responses (every three years, every two years or every one year), if none of the frequency alternatives receives the affirmative vote of a majority of the votes cast for the proposal, then we will consider shareholders to have approved the frequency selected by the holders of a plurality of the votes cast for the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast and, therefore, will not have an effect on the outcome of the vote on the proposal.
Recommendation
Our Board recommends a vote “FOR” the approval, on a non-binding advisory basis, of a vote on executive compensation every “three years.”
Although the advisory vote is non-binding, our Board will review the results of the vote and take them into account in making a determination concerning the frequency of advisory votes on executive compensation.

OTHER MATTERS
Submission of Shareholder Proposals for the 2023 Annual Meeting of Shareholders
Shareholder proposals for inclusion in our proxy materials relating to the 2023 annual meeting of shareholders must be received by us at our executive offices no later than December 27, 2022 or, if the date of that meeting is more than 30 calendar days before or after June 21, 2023, a reasonable time before we begin to print and send our proxy materials with respect to that meeting.
In addition, our bylaws provide that a shareholder desiring to bring business before any meeting of shareholders or to nominate any person for election to our Board must give timely written notice to our secretary in accordance with the procedural requirements set forth in our bylaws. In the case of a regularly scheduled annual meeting of shareholders, written notice must be delivered or mailed to and received at our principal executive offices (i) not less than 95 nor more than 125 days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Company or (ii) if the annual meeting of shareholders is called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the day on which notice of the date of such meeting was mailed or public disclosure of the date of such meeting was made, whichever first occurs. Assuming that the 2023 annual meeting of shareholders is held on June 21, 2023, such proposals must be received by the Company at its offices at 800 Boylston Street, 16th Floor, Boston, MA 02199 no later than March 18, 2023 and no earlier than February 16, 2023.
Householding Information
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 800 Boylston Street, 16th Floor, Boston, MA 02199, to inform us of his, her or its request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.
Any requests for copies of information, reports or other filings with the SEC should be directed to Jon C. Bourne, Executive Vice President, General Counsel and Secretary, at GTY Technology Holdings Inc., 800 Boylston Street, 16th Floor, Boston, MA 02199.

You may obtain additional copies of this proxy statement, at no cost, at https://www.gtytechnology.com/about/investor-materials or by making a request in writing (which must include your assigned control number) to:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
In order to receive timely delivery of the documents in advance of the Annual Meeting, any written request must be received by June 7, 2022.

ANNEX A
AMENDMENT TO
GTY TECHNOLOGY HOLDINGS INC.
AMENDED AND RESTATED 2019 OMNIBUS INCENTIVE PLAN
This Amendment (“Amendment”) to GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan (the “Plan”) is adopted by the Board of Directors (the “Board”) of GTY Technology Holdings Inc. effective as of the date on which this Amendment is approved by the Company’s stockholders at the Company’s 2022 Annual Meeting of Shareholders.
1.
Capitalized Terms.   Capitalized terms used and not defined in this Amendment shall have the meanings given them in the Plan.

2.
Amendment to the Plan.   Section 4(a) of the Plan is hereby deleted and replaced in its entirety with the following:

(a)
Subject to Section 5 of the Plan, the number of Shares that are reserved and available for issuance pursuant to Awards granted under the Plan is 12,550,000 shares of Common Stock. The maximum number of Shares that may be issued pursuant to Options intended to be Incentive Stock Options is 12,550,000 shares of Common Stock.

3.
Ratification and Confirmation.   Except as specifically amended by this Amendment, the Plan is hereby ratified and confirmed in all respects and remains valid and in full force and effect.

4.
Governing Law.   This Amendment shall be governed construed in accordance with and governed by the laws of the State of Delaware, without giving effect to conflicts or choice of law principles.

* * *

A-1

ANNEX B
MARKED VERSION OF GTY TECHNOLOGY HOLDINGS INC.
AMENDED AND RESTATED 2019 OMNIBUS INCENTIVE PLAN,
AS FURTHER AMENDED BY THE AMENDMENT

GTY TECHNOLOGY HOLDINGS INC.
AMENDED AND RESTATED
2019 OMNIBUS INCENTIVE PLAN
Section 1.   General.
The name of the Plan is the GTY Technology Holdings Inc. Amended and Restated 2019 Omnibus Incentive Plan (the “Plan”). The Plan intends to: (i) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) give Participants an incentive for excellence in individual performance; (iii) promote teamwork among Participants; and (iv) give the Company a significant advantage in attracting and retaining key Employees, Directors and Consultants. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance-Based Awards (including performance-based Restricted Shares and Restricted Stock Units), Other Stock-Based Awards, Other Cash-Based Awards or any combination of the foregoing.
Section 2.   Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)   “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee appointed by the Board to administer the Plan in accordance with Section 3 of the Plan.
(b)   “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
(c)   “Articles of Incorporation” means the articles of incorporation of the Company, as may be amended and/or restated from time to time.
(d)   “Automatic Exercise Date” means, with respect to a Stock Appreciation Right, the last business day of the applicable term of the Stock Appreciation Right pursuant to Section 8(g).
(e)   “Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Performance-Based Award, Other Stock-Based Award or Other Cash-Based Award granted under the Plan.
(f)   “Award Agreement” means any agreement, contract or other instrument or document evidencing an Award. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Administrator, need not be signed by a representative of the Company or a Participant.
(g)   “Bylaws” means the bylaws of the Company, as may be amended and/or restated from time to time.
(h)   “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(i)   “Board” means the Board of Directors of the Company.
(j)   “Cause,” with respect to any Participant, shall have the meaning assigned to such term in any Company or Company Affiliate employment, severance, or similar agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Cause,” Cause means (i) any conduct, action or behavior by the Participant, whether or not in connection with the Participant’s employment, including, without limitation, the commission of any felony or a lesser crime involving dishonesty, fraud, misappropriation, theft, wrongful taking of property, embezzlement, bribery, forgery, extortion or other crime of moral turpitude, that has or may reasonably be expected to have a material adverse effect on the reputation or business of the Company and its Subsidiaries and Affiliates or which results in gain or personal enrichment of the Participant to the detriment of the Company and its Subsidiaries and Affiliates; (ii) a governmental authority, including, without limitation, the Environmental Protection Agency or the Food and Drug Administration, has prohibited the Participant from working for or being affiliated with the

Company and its Subsidiaries and Affiliates or the business conducted thereby; (iii) the commission of any act by the Participant of gross negligence or malfeasance, or any willful violation of law, in each case, in connection with the Participant’s performance of his or her duties with the Company or a Subsidiary or Affiliate thereof; (iv) performance of the Participant’s duties in an unsatisfactory manner after a written warning and a ten (10) day opportunity to cure or failure to observe material policies generally applicable to employees after a written warning and a ten (10) day opportunity to cure; (v) breach of the Participant’s duty of loyalty to the Company Group; (vi) chronic absenteeism; (vii) substance abuse, illegal drug use or habitual insobriety; or (viii) violation of obligations of confidentiality to any third party in the course of providing services to the Company and its Subsidiaries and Affiliates.
(k)   “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) extraordinary dividend (whether in the form of cash, Common Stock or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) payment of any other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 of the Plan is appropriate.
(l)   “Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred following the Effective Date:
(i)   any Person, other than the Company or a Subsidiary thereof, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below or any acquisition directly from the Company; or
(ii)   the following individuals cease for any reason to constitute a majority of the number of Directors then serving on the Board: individuals who, during any period of two (2) consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2∕3) of the Directors then still in office who either were Directors at the beginning of the two (2) year period or whose appointment, election or nomination for election was previously so approved or recommended; or
(iii)   the consummation of a merger or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger or consolidation (A) that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or
(iv)   the consummation of a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned directly or indirectly by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

For each Award that constitutes deferred compensation under Code Section 409A, a Change in Control (where applicable) shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company also constitutes a “change in control event” under Code Section 409A.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.
(m)   “Change in Control Price” shall have the meaning set forth in Section 12 of the Plan.
(n)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. Any reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
(o)   “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Company’s Articles of Incorporation or Bylaws, or any charter establishing the Committee, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
(p)   “Common Stock” means the common stock, par value $0.0001 per share, of the Company.
(q)   “Company” means GTY Technology Holdings Inc., a Delaware corporation (or any successor corporation, except as the term “Company” is used in the definition of “Change in Control” above).
(r)   “Consultant” means any consultant or independent contractor of the Company or an Affiliate thereof, in each case, who is not an Employee, Executive Officer or non-employee Director.
(s)   “Disability,” with respect to any Participant, shall have the meaning assigned to such term in any individual employment, severance or similar agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Disability,” Disability means that such Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Company or an Affiliate thereof.
(t)   “Director” means any individual who is a member of the Board on or after the Effective Date.
(u)   “Effective Date” shall have the meaning set forth in Section 19 of the Plan.
(v)   “Eligible Recipient” means: (i) an Employee; (ii) a non-employee Director; or (iii) a Consultant, in each case, who has been selected as an eligible recipient under the Plan by the Administrator. Notwithstanding the foregoing, to the extent required to avoid the imposition of additional taxes under Code Section 409A, “Eligible Recipient” means: an (1) Employee; (2) a non-employee Director; or (3) a Consultant, in each case, of the Company or a Subsidiary thereof, who has been selected as an eligible recipient under the Plan by the Administrator.
(w)   “Employee” shall mean an employee of the Company or an Affiliate thereof (which, for purposes of Incentive Stock Options, shall mean “parent” or “subsidiary” as described in Treasury Regulation Section 1.421-1(h)), including an Executive Officer or Director who is also an employee.

(x)   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(y)   “Executive Officer” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of the Company.
(z)   “Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the price per share at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award.
(aa)   “Fair Market Value” as of a particular date shall mean: (i) if the Common Stock is admitted to trading on a national securities exchange, the fair market value of a Share on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last day preceding such date on which a sale was reported; (ii) if the Shares are not then listed on a national securities exchange, the average of the highest reported bid and lowest reported asked prices for the Shares as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other quotation system for the last preceding date on which there was a sale of such stock ; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such Shares is not otherwise determinable, such value as determined by the Committee in good faith and in a manner consistent with Code Section 409A.
(bb)   “Free Standing Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(cc)   “Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422.
(dd)   “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.
(ee)   “Option” means an option to purchase Shares granted pursuant to Section 7 of the Plan.
(ff)   “Other Cash-Based Award” means a cash Award granted to a Participant under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.
(gg)   “Other Stock-Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.
(hh)   “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 of the Plan, to receive grants of Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Stock-Based Awards, Other Cash-Based Awards or any combination of the foregoing, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be, solely with respect to any Awards outstanding at the date of the Eligible Recipient’s death.
(ii)   “Performance-Based Award” means any Award granted under the Plan that is subject to one or more performance goals. Any dividends or dividend equivalents payable or credited to a Participant with respect to any unvested Performance-Based Award shall be subject to the same performance goals as the Shares or units underlying the Performance-Based Award.
(jj)   “Performance Goals” means performance goals based on one or more of the following criteria (or such other criteria as the Administrator may determine): (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) net operating profit after tax; (iv) cash flow; (v) revenue; (vi) net revenues; (vii) sales; (viii) days sales outstanding; (ix) scrap rates; (x) income; (xi) net income; (xii) operating income; (xiii) net operating income; (xiv) operating margin; (xv) earnings; (xvi) earnings per share; (xvii) return on equity; (xviii) return on investment; (xix) return on capital; (xx) return on assets; (xxi) return on net assets; (xxii) total shareholder return; (xxiii) economic profit; (xxiv) market share; (xxv) appreciation in the fair market value, book value or other measure of value of the Company’s Common Stock; (xxvi) expense or cost control; (xxvii) working capital; (xxviii) volume or production;

(xxix) new products; (xxx) customer satisfaction; (xxxi) brand development; (xxxii) employee retention or employee turnover; (xxxiii) employee satisfaction or engagement; (xxxiv) environmental, health or other safety goals; (xxxv) individual performance; (xxxvi) strategic objective milestones; (xxxvii) days inventory outstanding; and (xxxviii) any combination of, or as applicable, a specified increase or decrease in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur).
(kk)   “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (ii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(ll)   “Related Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(mm)   “Restricted Shares” means an Award of Shares granted pursuant to Section 9 of the Plan subject to certain restrictions that lapse at the end of a specified period or periods.
(nn)   “Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Participant, as described in Section 10 of the Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable in cash or in Shares (as specified in the Award Agreement). The Restricted Stock Units awarded to the Participant will vest according to the time-based criteria or performance goal criteria specified in the Award Agreement.
(oo)   “Restricted Period” means the period of time determined by the Administrator during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(pp)   “Retirement” means a termination of a Participant’s employment, other than for Cause and other than by reason of death or Disability, on or after the attainment of age 65.
(qq)   “Rule 16b-3” shall have the meaning set forth in Section 3(a) of the Plan.
(rr)   “Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(ss)   “Stock Appreciation Right” means the right pursuant to an Award granted under Section 8 of the Plan to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(tt)   “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of the Company within the meaning of Code Section 424(f).
(uu)   “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock;

provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.
Section 3.   Administration.
(a)   The Plan shall be administered by the Administrator and shall be administered in accordance with, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”).
(b)   Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(i)   to select those Eligible Recipients who shall be Participants;
(ii)   to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Stock-Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(iii)   to determine the number of Shares to be covered by each Award granted hereunder;
(iv)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including, but not limited to, (A) the restrictions applicable to Awards and the conditions under which restrictions applicable to such Awards shall lapse, (B) the Performance Goals and performance periods applicable to Awards, if any, (C) the Exercise Price of each Award, (D) the vesting schedule applicable to each Award, (E) the number of Shares subject to each Award and (F) subject to the requirements of Code Section 409A (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;
(v)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units or Other Stock-Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;
(vi)   to determine the Fair Market Value;
(vii)   to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;
(viii)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(ix)   to reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award Agreement or other instrument or agreement relating to the Plan or an Award granted under the Plan; and
(x)   to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c)   All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, or any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

Section 4.   Shares Reserved for Issuance Under the Plan.
(a)   Subject to Section 5 of the Plan, the number of Shares that are reserved and available for issuance pursuant to Awards granted under the Plan is 12,550,000~~7,550,000~~ shares of Common Stock. The maximum number of Shares that may be issued pursuant to Options intended to be Incentive Stock Options is 12,550,000~~7,550,000~~ shares of Common Stock.
(b)   Notwithstanding the foregoing, compensation paid to a non-employee Director, including cash fees and Awards under the Plan (based on the grant date Fair Market Value of such Awards for financial reporting purposes), shall not exceed $450,000 per fiscal year in respect of his or her service as a Director.
(c)   Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Any Shares subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Awards. In applying the immediately preceding sentence, if (i) Shares otherwise issuable or issued in respect of, or as part of, any Award are withheld to cover taxes, such Shares shall be treated as having been issued under the Plan and shall not again be available for issuance under the Plan, (ii) Shares otherwise issuable or issued in respect of, or as part of, any Award of Options or Stock Appreciation Rights are withheld to cover the Exercise Price, such Shares shall be treated as having been issued under the Plan and shall not again be available for issuance under the Plan, (iii) any Stock-settled Stock Appreciation Rights are exercised, the aggregate number of Shares subject to such Stock Appreciation Rights shall be deemed issued under the Plan and shall not again be available for issuance under the Plan and (iv) Shares are repurchased on the open market using Exercise Price proceeds, such Shares shall not be available for issuance under the Plan.
(d)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan. In the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
(e)   Any Shares that become deliverable to a Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant.
Section 5.   Equitable Adjustments.
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan, (ii) the kind and number of securities and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, provided, however, that any such substitution or adjustment with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A, and (iii) the kind and number of securities and purchase price (if applicable) with respect to outstanding Restricted Shares or Other Stock-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any. Notwithstanding anything contained in the Plan to the contrary, any adjustment with respect to an Incentive

Stock Option due to an adjustment or substitution described in this Section 5 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be disqualified as an incentive stock option for purposes of Code Section 422. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.   Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.
Section 7.   Options.
(a)   General.   The Committee may, in its sole discretion, grant Options to Participants. Solely with respect to Participants who are Employees, the Committee may grant Incentive Stock Options, Non-Qualified Stock Options or a combination of both. With respect to all other Participants, the Committee may grant only Non-Qualified Stock Options. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall specify whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option and shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. The prospective recipient of an Option shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(b)   Limits on Incentive Stock Options.   If the Administrator grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Non-Qualified Stock Options to the extent required by Code Section 422.
(c)   Exercise Price.   The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant; provided, however, that (i) in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, and (ii) no Incentive Stock Option granted to a ten percent (10%) stockholder of the Company’s Common Stock (within the meaning of Code Section 422(b)(6)) shall have an exercise price per share less than one-hundred ten percent (110%) of the Fair Market Value of a Share on such date.
(d)   Option Term.   The maximum term of each Option shall be fixed by the Administrator, but in no event shall (i) an Option be exercisable more than ten (10) years after the date such Option is granted, and (ii) an Incentive Stock Option granted to a ten percent (10%) stockholder of the Company’s Common Stock (within the meaning of Code Section 422(b)(6)) be exercisable more than five (5) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate. Notwithstanding any contrary provision herein, if, on the date an outstanding Option would expire, the exercise of the Option, including by a “net exercise” or “cashless” exercise, would violate applicable securities laws or any insider trading policy maintained by the Company from time to time, the expiration date applicable to the Option will be extended, except to the extent such extension would violate Section 409A, to a date that is thirty (30) calendar days after the date the exercise of the Option would no longer violate applicable securities laws or any such insider trading policy.

(e)   Exercisability.   Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(f)   Method of Exercise.   Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing. In determining which methods a Participant may utilize to pay the Exercise Price, the Administrator may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Administrator at the time of grant and specified in the Award Agreement.
(g)   Rights as Stockholder.   A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 15 of the Plan and the Shares have been issued to the Participant.
(h)   Termination of Employment or Service.
(i)   Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The ninety (90) day period described in this Section 7(h)(i) shall be extended to one (1) year after the date of such termination in the event of the Participant’s death during such ninety (90) day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(ii)   Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate on account of Retirement, Disability or the death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(iii)   In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.
(iv)   For purposes of this Section 7(h), Options that are not exercisable solely due to a blackout period shall be considered exercisable.
(i)   Other Change in Employment Status.   An Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status or service of a Participant, as evidenced in a Participant’s Award Agreement.

(j)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Options shall be subject to Section 12 of the Plan.
Section 8.   Stock Appreciation Rights.
(a)   General.   Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of Common Stock on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)   Awards; Rights as Stockholder.   The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c)   Exercisability.
(i)   Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(ii)   Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.
(d)   Payment Upon Exercise.
(i)   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.
(ii)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(iii)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).
(e)   Rights as Stockholder.   A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof, has satisfied the requirements of Section 15 of the Plan and the Shares have been issued to the Participant.

(f)   Termination of Employment or Service.
(i)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(ii)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
(g)   Term.
(i)   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(ii)   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(h)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Stock Appreciation Rights shall be subject to Section 12 of the Plan.
(i)   Automatic Exercise.   Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Stock Appreciation Right outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. The Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 15. Unless otherwise determined by the Administrator, this Section 8(i) shall not apply to a Stock Appreciation Right if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 8(i).
Section 9.   Restricted Shares.
(a)   General.   Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares; the Restricted Period, if any, applicable to Restricted Shares; the Performance Goals (if any) applicable to Restricted Shares; and all other conditions of the Restricted Shares. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares in accordance with the terms of the grant. The provisions of the Restricted Shares need not be the same with respect to each Participant.
(b)   Awards and Certificates.   The prospective recipient of Restricted Shares shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided in Section 9(c) of the Plan, (i) each Participant who is granted an award of Restricted Shares may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.
The Company may require that the stock certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

Notwithstanding anything in the Plan to the contrary, any Restricted Shares (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.
(c)   Restrictions and Conditions.   The Restricted Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:
(i)   The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.
(ii)   Except as provided in Section 16 of the Plan or in the Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period. Unless otherwise determined by the Administrator in its discretion, Participants will be entitled to vote Restricted Shares. Subject to Section 20, in the Administrator’s discretion and as provided in the applicable Award Agreement, a Participant may receive dividends or dividend equivalents on an Award of Restricted Shares, which will be payable in accordance with the terms of such grant as determined by the Administrator. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, except as the Administrator, in its sole discretion, shall otherwise determine.
(iii)   The rights of Participants granted Restricted Shares upon termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Shares shall be subject to Section 12 of the Plan.
Section 10.   Restricted Stock Units.
(a)   General.   Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock Units shall be made; the number of Restricted Stock Units to be awarded; the Restricted Period, if any, applicable to Restricted Stock Units; the Performance Goals (if any) applicable to Restricted Stock Units; and all other conditions of the Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock Units in accordance with the terms of the grant. The provisions of Restricted Stock Units need not be the same with respect to each Participant.
(b)   Award Agreement.   The prospective recipient of Restricted Stock Units shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c)   Restrictions and Conditions.   The Restricted Stock Units granted pursuant to this Section 10 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Code Section 409A, thereafter:
(i)   The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.

(ii)   Participants holding Restricted Stock Units shall have no voting rights. Subject to Section 20, a Restricted Stock Unit may, at the Administrator’s discretion, carry with it a right to dividend equivalents. Such right would entitle the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. The Administrator, in its discretion, may grant dividend equivalents from the date of grant or only after a Restricted Stock Unit is vested.
(iii)   The rights of Participants granted Restricted Stock Units upon termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d)   Settlement of Restricted Stock Units.   Settlement of vested Restricted Stock Units shall be made to Participants in the form of Shares, unless the Administrator, in its sole discretion, provides for the payment of the Restricted Stock Units in cash (or partly in cash and partly in Shares) equal to the Fair Market Value of the Shares that would otherwise be distributed to the Participant.
(e)   Rights as Stockholder.   Except as provided in the Award Agreement in accordance with Section 10(c)(ii), a Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to Restricted Stock Units until the Participant has satisfied all conditions of the Award Agreement and the requirements of Section 15 of the Plan and the Shares have been issued to the Participant.
(f)   Change in Control.   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Stock Units shall be subject to Section 12 of the Plan.
Section 11.   Other Stock-Based or Cash-Based Awards.
(a)   The Administrator is authorized to grant Awards to Participants in the form of Other Stock-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.
(b)   The prospective recipient of an Other Stock-Based Award or Other Cash-Based Award shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c)   Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Other Stock-Based Awards and Other Cash-Based Awards shall be subject to Section 12 of the Plan.
Section 12.   Change in Control.
The Administrator may provide in the applicable Award Agreement that an Award will vest on an accelerated basis upon the Participant’s termination of employment or service in connection with a Change in Control or upon the occurrence of any other event that the Administrator may set forth in the Award Agreement. If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (i) the continuation of any Award by the Company, if the Company is the surviving corporation; (ii) the assumption of any Award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any Award, provided, however, that any such substitution with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A; or (iv) settlement of any Award for the Change in Control Price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the Change in Control Price or if the Administrator determines that Award cannot reasonably become vested pursuant to its terms, such Award shall terminate and be canceled without consideration. To the extent that Restricted Shares, Restricted Stock Units or other Awards settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by stockholders of the Company as a result of the Change in Control transaction. For purposes of this Section 12, “Change in Control Price” shall mean (A) the price per share of Common Stock paid to stockholders of the Company in the Change in Control transaction, or (B) the Fair Market Value of a Share upon a Change in Control, as determined by the Administrator. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Administrator.
Section 13.   Amendment and Termination.
(a)   The Board or the Committee may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent.
(b)   Notwithstanding the foregoing, (i) approval of the Company’s stockholders shall be obtained to increase the aggregate Share limit described in Section 4, (ii) approval of the Company’s stockholders shall be obtained for any amendment that would require such approval in order to satisfy the requirements of Code Section 422, if applicable, any rules of the stock exchange on which the Shares are traded or other applicable law, and (iii) without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, except as otherwise permitted under Section 5 of the Plan, (A) no amendment or modification may reduce the Exercise Price of any Option or Stock Appreciation Right, (B) the Administrator may not cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right, another Award or cash and (C) the Administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.
(c)   Subject to the terms and conditions of the Plan, the Administrator may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).
(d)   Notwithstanding the foregoing, no alteration, modification or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan.
Section 14.   Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made or Shares not yet transferred to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 15.   Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state and/or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by law or regulation to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes, domestic or foreign, to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted shares of Common Stock, in each case, having a value equal to the amount required to be withheld or such other greater amount up to the maximum statutory rate under applicable law, as applicable to such Participant, if such other greater amount would not result in adverse financial accounting treatment, as determined by the Administrator (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09). Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.
Section 16.   Non-United States Employees.
Without amending the Plan, the Administrator may grant Awards to eligible persons residing in non-United States jurisdictions on such terms and conditions different from those specified in the Plan, including the terms of any award agreement or plan, adopted by the Company or any Subsidiary thereof to comply with, or take advantage of favorable tax or other treatment available under, the laws of any non-United States jurisdiction, as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.
Section 17.   Transfer of Awards.
No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator, and other than by will, by the laws of descent and distribution. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative. Under no circumstances will a Participant be permitted to transfer an Option or Stock Appreciation Right to a third-party financial institution without prior stockholder approval.
Section 18.   Continued Employment.
The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or an Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 19.   Effective Date.
The Plan was originally approved by the Company’s stockholders, and became effective, on February 14, 2019 (the “Effective Date”). The Plan, as amended and restated hereby, will become effective as of the date on which the Plan is approved by the Company’s stockholders at the Company’s 2020 Annual Meeting of Stockholders. The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding; provided, however, that no Awards will be made under the Plan on or after the tenth anniversary of the Effective Date.

Section 20.   Dividends; Dividend Equivalents.
Notwithstanding anything in this Plan to the contrary, to the extent that an Award contains a right to receive dividends or dividend equivalents while such Award remains unvested, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying Award vests.
Section 21.   Delays.
Notwithstanding to the contrary in the Plan or an Award Agreement, the Company shall have the right to suspend or delay any time period prescribed in the Plan or an Award Agreement for any action if the Administrator shall determine that the action may constitute a violation of any law or result in any liability under any law to the Company, an Affiliate or a stockholder in the Company until such time as the action required or permitted will not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company.
Section 22.   Code Section 409A.
The intent of the parties is that payments and benefits under the Plan comply with Code Section 409A (or an available exemption therefrom) to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in accordance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Code Section 409A, shall be construed as a separate identified payment for purposes of Code Section 409A. Nothing contained in the Plan or an Award Agreement shall be construed as a guarantee of any particular tax effect with respect to an Award. The Company does not guarantee that any Awards provided under the Plan will satisfy the provisions of Code Section 409A, and in no event will the Company be liable for any or all portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of any non-compliance with Code Section 409A.
Section 23.   Compensation Recovery Policy.
The Plan and all Awards issued hereunder shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be amended from time to time.
Section 24.   Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.
Section 25.   Plan Document Controls.
The Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be Held on June 21, 2022

Your **Vote** Counts!

GTY TECHNOLOGY HOLDINGS INC.

2022 Annual Meeting of Shareholders
Vote by June 20, 2022
11:59 PM ET

GTY

D72971-P66968

You invested in GTY TECHNOLOGY HOLDINGS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Shareholders if you were a shareholder as of the close of business on April 25, 2022.

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View the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Notice of Annual Meeting of Shareholders and the Proxy Statement online OR you can receive a free paper or email copy of these materials by requesting them prior to June 7, 2022. If you would like to request a copy of these materials for this and future annual meetings of shareholders, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number indicated below in the subject line. Unless requested, you will not receive a paper or email copy of these materials. A list of all shareholders entitled to this notice will be available for inspection at www.ProxyVote.com before the meeting and at https://viewproxy.com/GTYH/2022/ during the meeting.

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D72972-P66968

GTY TECHNOLOGY HOLDINGS INC. 800 BOYLSTON STREET, 16TH FLOOR, BOSTON, MA 02199 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to https://viewproxy.com/GTYH/2022/ You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 20, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D72965-P66968 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GTY TECHNOLOGY HOLDINGS INC. The Board of Directors recommends you vote FOR the following: 1. Election of Class I Directors for three-year terms Nominees: For Against Abstain 1a. Randolph L. Cowen 1b. TJ Parass The Board of Directors recommends you vote FOR Proposal Two, Proposal Three, and Proposal Four: For Against Abstain 2. To ratify the appointment by the Company's audit committee of WithumSmith+Brown, PC to serve as the Company's independent registered public accounting firm for the year ending December 31, 2022. 3. To approve the Amendment to GTY Technology Holding Inc. Amended and Restated 2019 Omnibus incentive Plan. 4. To approve, on a non- binding advisory basis, the compensation of the Company's named executive officers. The Board of Directors recommends you vote 3 years on Proposal Five: 3 Years 2 Years 1 Year Abstain 5. To approve, on a non- binding advisory basis, the frequency advisory votes on the compensation of the Company's named executive officers. NOTE: Such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Notice of Annual Meeting of Shareholders, and the Proxy Statement are available at www.proxyvote.com D72966-P66968 comGTY TECHNOLOGY HOLDINGS INC.2022 Annual Meeting of ShareholdersJune 21, 2022 at 10:00 a.m. Eastern Daylight TimeThis proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Jon C. Bourne, William D. Green and Harry L. You (the "Proxies"), and each of them independently, with full power of substitution, as proxies to vote all of the shares of common stock of GTY Technology Holdings Inc., a Massachusetts corporation (the "Company"), that the undersigned is entitled to vote (the "Shares") at the 2022 Annual Meeting of Shareholders of the Company, to be held in a virtual-only format via live webcast at https://viewproxy.com/GTYH/2022/, on June 21, 2022 at 10:00 a.m. Eastern Daylight Time, and at any adjournments or postponements thereof. The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL TWO, PROPOSAL THREE AND PROPOSAL FOUR AND "FOR" A VOTE EVERY "3 YEARS" ON PROPOSAL FIVE . PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.Continued and to be marked, dated and signed on reverse side.